UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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LIQUIDMETAL TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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30452 Esperanza

Rancho Santa Margarita, California 92688

_________________________________

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON April 23, 2015

_________________________________

To the Stockholders of Liquidmetal Technologies, Inc.:

You are cordially invited to attend the annual meeting of stockholders of Liquidmetal Technologies, Inc. (the “Company”), which will be held at the Company’s corporate headquarters, located at 30452 Esperanza, Rancho Santa Margarita, California 92688, on Thursday, April 23, 2015, at 9:00 a.m. local time, for the following purposes:

1.	To elect as directors the six nominees named in the accompanying proxy statement to serve until the 2016 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve the Liquidmetal Technologies, Inc. 2015 Equity Incentive Plan;

3.	To hold an advisory vote on the compensation of our named executive officers as disclosed in the accompanying proxy statement;

4.	To ratify the appointment of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2015; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on February 27, 2015 will be entitled to vote at the annual meeting. Information relating to the matters to be considered and voted on at the annual meeting is set forth in the accompanying proxy statement. We are also enclosing with the accompanying proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

YOUR VOTE IS VERY IMPORTANT. Please read the proxy statement and vote your shares as soon as possible. Our board of directors unanimously recommends a vote “FOR” the election of each of the six nominees for director named in the accompanying proxy statement, “FOR” the approval of our 2015 Equity Incentive Plan, “FOR” approval, on an advisory basis, of the compensation of our named executive officers, and “FOR” the ratification of the appointment of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2015.

If you are viewing the proxy statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials previously mailed to you and the instructions listed on the Internet website. If you are receiving a paper copy of the proxy statement, you may vote by completing and mailing the proxy card enclosed with the proxy statement, or you may grant your proxy electronically via the Internet or by telephone by following the instructions on the proxy card. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Notice of Internet Availability of Proxy Materials used by that firm to determine whether and how you will be able to submit your proxy by telephone or over the Internet.

By Order of the Board of Directors,
/s/ Thomas Steipp
President and Chief Executive Officer

March 13, 2015

30452 Esperanza

Rancho Santa Margarita, California 92688

_________________________________

PROXY STATEMENT FOR
2015 ANNUAL MEETING OF STOCKHOLDERS

_________________________________

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Liquidmetal Technologies, Inc. (“Liquidmetal,” the “Company,” “we,” “us” or “our”)  for use at the annual meeting of the Company’s stockholders (the “Annual Meeting”) to be held at the Company’s corporate headquarters, located at 30452 Esperanza, Rancho Santa Margarita, California 92688, on Thursday, April 23, 2015, at 9:00 a.m. local time, and any adjournments or postponements of the Annual Meeting. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the “2014 Annual Report”) is enclosed with this proxy statement.

We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record, while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On March 13, 2015, we intend to make this proxy statement available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this proxy statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who properly request paper copies of such materials, within three business days of such request.

Important Notice Regarding the Availability of Proxy Materials for the 2015 Annual Meeting of Stockholders to be Held on

April 23, 2015:

This proxy statement and our 2014 Annual Report are available for viewing, printing and downloading at

www.proxyvote.com.

You can also find this proxy statement and our 2014 Annual Report on the Internet through the Securities and Exchange Commission’s electronic data system, called EDGAR, at www.sec.gov. You may also obtain a copy of our 2014 Annual Report, as filed with the Securities and Exchange Commission (which we sometimes refer to herein as the “Commission” or the “SEC”) without charge as provided in the Notice or upon written request to Liquidmetal Technologies, Inc., Attention: Investor Relations at 30452 Esperanza, Rancho Santa Margarita, California 92688. We will provide the 2014 Annual Report without exhibits unless you specify in writing that you are requesting copies of the exhibits.

Certain documents referenced in this proxy statement are available on our website at www.liquidmetal.com. We are not including the information contained on our website, or any information that may be accessed by links on our website, as part of, or incorporating it by reference into, this proxy statement.

VOTING RIGHTS AND SOLICITATION

Voting Your Shares and Revocation of Proxies

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy.

The method of voting by proxy differs (1) depending on whether you are viewing this proxy statement on the Internet or receiving a paper copy, and (2) for shares held as a record holder and shares held in “street name.” If you hold your shares of stock as a record holder and you are viewing this proxy statement on the Internet, you may vote by submitting a proxy over the Internet or by telephone by following the instructions on the website referred to in the Notice previously mailed to you. If you hold your shares of stock as a record holder and you are reviewing a paper copy of this proxy statement, you may vote your shares by completing, dating and signing the proxy card that was included with the proxy statement and promptly returning it in the preaddressed, postage paid envelope provided to you, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. If you hold your shares of stock in “street name,” which means your shares are held of record by a broker, bank or nominee, you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or nominee will allow you to deliver your voting instructions over the Internet and may also permit you to vote by telephone. In addition, you may request paper copies of the proxy statement and proxy card from your broker by following the instructions on the notice provided by your broker.

The Internet and telephone voting facilities will close at 11:59 p.m. eastern time on April 22, 2015. If you vote through the Internet, you should be aware that you may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers and that these costs must be borne by you. If you vote by Internet or telephone, then you need not return a written proxy card by mail.

Your vote is very important.  You should submit your proxy even if you plan to attend the Annual Meeting.

All shares held by stockholders who are entitled to vote and who are represented at the Annual Meeting by properly submitted proxies received before the polls are closed at the Annual Meeting will be voted in accordance with the instructions indicated on the proxy card, unless such proxy is properly revoked prior to the vote being taken on the matter submitted to the stockholders at the Annual Meeting.

A proxy may be revoked and your vote changed in advance of the Annual Meeting. If you are a stockholder of record, you can change your vote and revoke your proxy at any time before the vote is taken at the Annual Meeting by doing any one of the following:

•	filing with our Corporate Secretary, at or before the taking of the vote, a written notice of revocation bearing a later date than the proxy;
•	duly executing a later dated proxy relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote;
•	accessing the Internet and following the instructions for voting by Internet that appear on the enclosed proxy card;
•	following the instructions that appear on the enclosed proxy card for voting by telephone; or
•	attending the Annual Meeting and voting in person. Attendance at the Annual Meeting, if a stockholder does not vote, will not be sufficient to revoke a proxy.

Any written notice of revocation or subsequent proxy should be sent to us at the following address: Liquidmetal Technologies, Inc., Attention: Corporate Secretary, 30452 Esperanza, Rancho Santa Margarita, California 92688. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or nominee, you must follow the instructions of your broker, bank or other nominee to revoke a previously given proxy.

If a proxy card does not specify how the proxy is to be voted, the shares represented by the proxy will be voted “FOR” the election of each of the six nominees for director named in the accompanying proxy statement, “FOR” the approval of our 2015 Equity Incentive Plan, “FOR” approval, on an advisory basis, of the compensation of our named executive officers, and “FOR” the ratification of the appointment of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2015.

The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. Our board of directors does not know of any other matters that may come before the Annual Meeting. If any other matter properly comes before the Annual Meeting, including consideration of a motion to adjourn the Annual Meeting to another time or place (including for the purpose of soliciting additional proxies), the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the Annual Meeting with respect to that matter or proposal.

If you receive more than one proxy card, it means you hold shares that are registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit a proxy by telephone or the Internet, submit one proxy for each proxy card you receive.

Attendance at the Annual Meeting

Only our stockholders as of the record date for the Annual Meeting, their proxy holders, and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, bank or other nominee, you must bring proof of your ownership and photo identification to the Annual Meeting. For example, you could bring an account statement showing that you beneficially owned shares of our stock as of the record date as acceptable proof of ownership. You must also contact your broker, bank or other nominee and follow their instructions in order to vote your shares at the Annual Meeting. You may not vote your shares at the Annual Meeting unless you have first followed the procedures outlined by your broker, bank or other nominee.

Stockholders Entitled to Vote and Number of Votes

The record date for the Annual Meeting is February 27, 2015. Only stockholders of record as of the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting.  As of the record date, there were 464,482,819 shares of our common stock outstanding and entitled to vote at the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and at our executive offices during regular business hours for a period of no less than ten days prior to the Annual Meeting.

Each share of common stock is entitled to one vote on all proposals at the Annual Meeting.

Quorum and Votes Required

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting, who will also determine whether a quorum is present for the transaction of business. Our bylaws provide that the holders of a majority of the outstanding shares of each class of stock entitled to vote at the Annual Meeting must be present or represented by proxy in order to constitute a quorum for the transaction of any business. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining whether a quorum is present. If a broker indicates on its proxy that it does not have discretionary voting authority to vote shares for which it is the holder of record at the Annual Meeting, such shares cannot be voted by the broker (a “broker non-vote”), although they will be counted in determining whether a quorum is present. Brokers or other nominees who hold shares in “street name” for the beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from the beneficial owner. However, brokers are not allowed to exercise their voting discretion with respect to the election of directors or other “non-routine” proposals without specific instructions from the beneficial owner. Only the ratification of our auditors is considered to be a “routine” proposal for the purposes of brokers exercising their voting discretion.

Proposal 1 – Election of Directors. Pursuant to our bylaws and Delaware law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote in the election. Neither broker non-votes nor abstentions will be included in the tabulation of the voting results for this proposal.

Proposal 2 – Approval of 2015 Equity Incentive Plan. Approval of the 2015 Equity Incentive Plan will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter.  Abstentions will have the same effect as votes against this proposal, but broker non-votes will have no effect on the voting results for this proposal.

Proposal 3 – Advisory Vote on Compensation of Named Executive Officers. Approval (on a non-binding, advisory basis) of the compensation of our named executive officers requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as votes against this proposal, but broker non-votes will have no effect on the voting results for this proposal.

Because this vote is advisory, the results of the vote are not binding on our board of directors or our Compensation Committee. However, if there is a significant vote against the compensation of our named executive officers, our board of directors and our Compensation Committee will carefully evaluate whether any actions are necessary to address those concerns.

Proposal 4 - Ratification of Accountants. Ratification of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2015 will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter. Abstentions will have the same effect as votes against this proposal. The ratification of accountants is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from this proposal.

Other Matters. In order to be approved, any other matter to properly come before the Annual Meeting will require the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter.

Solicitation of Proxies

Proxies solicited by this proxy statement may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.  Proxies solicited by this proxy statement will be returned to our Secretary and will be tabulated by an inspector of elections designated by our board of directors who will not be employed by us.

We will bear the entire cost of solicitation of proxies by mail on behalf of the board of directors.  Proxies also may be solicited by personal interview or by telephone by our directors, officers, and other employees without additional compensation.  We also have made arrangements with brokerage firms, banks, nominees, and other fiduciaries to forward proxy solicitation materials for shares held of record to the beneficial owners of such shares.  We will reimburse such record holders for their reasonable out-of-pocket expenses.

PROPOSAL 1—ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected, each to serve a one-year term expiring at the 2016 annual meeting of stockholders and until his successor is elected and qualified.

Our board of directors has nominated for election Thomas Steipp, Scott Gillis, Abdi Mahamedi, Ricardo Salas, Bob Howard-Anderson, and Richard Sevcik. Each person nominated for election has agreed to serve if elected, and our board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the persons designated as proxies will vote for any nominee who is designated by our current board of directors to fill the vacancy.

For each person nominated to become a director there follows information given by each concerning his principal occupation and business experience for at least the past five years, the names of other public reporting companies for which he serves, or has during the past five years served, as a director, and his age and length of service as one of our directors. In addition, for each person nominated to become a director, there follows information regarding the specific experience, qualifications, attributes or skills that led to the conclusion (by our board of directors) that the person should serve as a director. There are no family relationships among any of our directors and executive officers. No director or executive officer is related by blood, marriage or adoption to any other director or executive officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

Name	Age	Principal Occupation and Other Information
Thomas Steipp	64

Thomas Steipp was elected by our board of directors to serve as our President and Chief Executive Officer in August 2010 and was also elected to our board of directors in August 2010. Mr. Steipp previously served in various roles at Symmetricom, Inc., a publicly traded provider of products for communications infrastructure and systems. Mr. Steipp served as Symmetricom’s Chief Executive Officer from December 1998 to June 2009, Chief Financial Officer from December 1998 to October 1999, and President and Chief Operating Officer of Telecom Solutions, a division of Symmetricom, from March 1998 to December 1998. Mr. Steipp also served on Symmetricom’s board of directors from 1998 to 2009. During his employment with Symmetricom, Mr. Steipp worked to transform the company from a technology holding company into a telecommunications hardware focused company, served as the company’s spokesman in working with investors, implemented a new business model, worked to reduce operating expenses, and led acquisition activities. Mr. Steipp received his B.S. in electrical engineering from the Air Force Academy and M.S. in industrial administration from Purdue University. Mr. Steipp holds an Advanced Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing organization. Our board of directors believes that Mr. Steipp’s experience and background make him a qualified and valuable member of our board of directors. In particular, Mr. Steipp’s experience and background in working with publicly traded, technology-based industrial products companies, recruiting executives, working with investors, implementing new business models, and leading acquisition activities make him a valuable resource for our company.

Scott Gillis	61

Scott Gillis was elected to our board of directors in August 2011 and has served as the Chairman of our Audit Committee and as a member of our Compensation Committee and our Corporate Governance and Nominating Committee since that time. Mr. Gillis, a qualified financial expert, is currently serving as Chief Operating Officer of Aequitas Capital Management, a private equity firm based in Portland, Oregon, as well as on the boards of directors of several non-profit organizations. From 2000- 2013 Mr. Gillis served on the boards of directors of five insurance companies: Western National Life Insurance, Variable Annuity Life Insurance, SunAmerica Life Insurance, SunAmerica Annuity and Life Insurance, and First SunAmerica Life Insurance Company. During this time. Mr. Gillis also served as an inside director on boards of directors of companies in the asset management, broker dealer and affordable housing industries. After working at Price Waterhouse, Siemens, and Integrated Circuits Inc., Gillis began his career at SunAmerica Life in 1985 as Director of Audit and worked through the ranks, becoming Controller in 1989 and Chief Financial Officer in 2004. In 2011 he was named a Senior Vice President of the SunAmerica Financial Group, a wholly-owned subsidiary of American International Group (AIG). Gillis retired from SunAmerica in January 2014. Mr. Gillis is a Certified Public Accountant, and holds a BS in Accounting from Florida State University. He holds professional director certifications from both the National Association of Corporate Directors and the Corporate Directors Group. Our board of directors believes that Mr. Gillis’ experience and background make him a qualified and valuable member of our board of directors. In particular, Mr. Gillis’ background working in multi-million dollar companies in the financial industry and experience in the financial sector make him a valuable resource for our Company. In addition, our board of directors believes that his 39 years of experience with financial reporting and financial statements, and two decades of experience with SEC filings and financial statements make him a valuable member of the Audit Committee of our board of directors.

Abdi Mahamedi	52

Abdi Mahamedi has served on our board of directors since May 2009 and became Chairman of our board of directors in March 2010. Since 1987, Mr. Mahamedi has served as the President and Chief Executive Officer of Carlyle Development Group of Companies (“CDG”), which develops and manages residential and commercial properties in the United States on behalf of investors worldwide. At CDG, Mr. Mahamedi evaluates and supervises all of the investment activities and management personnel. Prior to joining CDG, Mr. Mahamedi founded Emanuel Land Company, a subsidiary of Emanuel & Company, a Wall Street investment banking firm, and served as a managing director for Emanuel Land Company from 1986 to 1987. In 1983, Mr. Mahamedi received his B.S.E. degree in Civil and Structural Engineering from the University of Pennsylvania, and in 1984 he received his M.S.E. degree in Civil and Structural Engineering from the University of Pennsylvania. Our board of directors believes that Mr. Mahamedi’s experience and background make him a qualified and valuable member of our board of directors. In particular, his experience working with global investment companies and leading acquisition activities make him a valuable resource for our Company.

Ricardo Salas	50

Ricardo Salas began serving as our Executive Vice President in December 2008 and began serving on our board of directors in October 2010. He previously served as our Chief Executive Officer and President from December 2005 through October 2006 and from October 2006 to December 2008, he served as an independent consultant to the Company. Mr. Salas also served on our board of directors from April 1995 to May 2003. From January 2000 through June 2005, Mr. Salas served as Chief Executive Officer of iLIANT Corporation, an information technology and outsourcing service firm in the health care industry. He served as a director of CyberDefender Corporation which provides Internet security technology and remote PC repair services to the consumer and small business market, and MED3000 Group, Inc., a national provider of healthcare management and technology services. He also served as a director of VillageEDOCS, a technology company providing software-as-a-service to the financial services and healthcare industries and various other industries. Mr. Salas received a B.A. degree in Economics from Harvard College in 1986. Our board of directors believes that Mr. Salas’s experience and background make him a qualified and valuable member of our board of directors. In addition to Mr. Salas’s prior experience as our director and executive officer, he has extensive experience working with technology-based companies. His background working with investors, leading acquisition activities and negotiating transactions makes him a valuable resource for our Company.

Bob Howard-Anderson	58

Bob Howard-Anderson began serving on our board of directors in February 2013. Since November 2013, Mr. Howard-Anderson has served as Chief Executive Officer of Fulham Co., Inc., a global supplier of industrial and residential lighting solutions. Since 2002, Mr. Howard-Anderson served as President and Chief Executive Officer of Occam Networks, a leading provider of broadband access solutions, until its acquisition by Calix Inc. in February 2011. Previously, Mr. Howard-Anderson served as Vice President of Product Operations at Procket Networks from 2000 to 2002, where he was responsible for research and development, product management and manufacturing operations. Prior to that, Mr. Howard-Anderson was Vice President of Engineering for Sun Microsystems Inc., responsible for developing and introducing a broad portfolio of products. Prior to Sun Microsystems, he served as Vice President of Engineering at First Pacific Networks as well as Network Equipment Technology. He also held management positions at Bolt Baranek and Newman (BBN) and Octocom Inc. Mr. Howard-Anderson holds a BS in Electrical Engineering and Physics from Tufts University. Our board of directors believes that Mr. Howard-Anderson’s experience and background make him a qualified and valuable member of our board of directors. In particular, his more than 30 years of experience in the data and telecommunication equipment industries managing large research and development and product development initiatives, as well as his experience managing startup companies to profitability, make him a valuable member of our board of directors.

Richard Sevcik	67

Mr. Sevcik began serving on our board of directors in May 2013. Mr. Sevcik currently serves as President of Sevcik Consulting, which he founded in 2006 and which provides consulting services to companies that provide semiconductor products and tools to their customers for consumer-oriented products such as smart phones, tablets, digital cameras and eBooks. In addition, Mr. Sevcik currently serves on the board of directors of AnDapt, an integrated power management software and hardware provider in the consumer electronics industry. Mr. Sevcik previously served on the boards of directors of SiliconBlue Technologies from 2008 until its acquisition by Lattice Semiconductor in 2011, and Alpha and Omega Semiconductor Limited through November 2013. Mr. Sevcik received his B.S. in engineering physics from the University of Illinois and M.S. in electrical engineering from Northwestern University. Our board of directors believes that Mr. Sevcik’s extensive directorial, management and governance experiences and his understanding of the business operation and reporting of publicly traded technology companies, as well as his background in electrical engineering, bring significant management expertise, scientific knowledge and appropriate perspective to our board of directors.

Our board of directors unanimously recommends the nominees for election as directors and urges each stockholder to vote “FOR” the nominees.

BOARD OF DIRECTORS

Board Meetings and Director Independence

During 2014, our board of directors held 8 meetings. All directors attended at least 75% of the meetings of the board of directors and the committees on which they served during 2014. In addition, the independent directors met in executive session periodically in 2014.

We have not established a policy with regard to the attendance of board members at annual stockholder meetings. None of our directors attended our 2014 annual stockholder meeting.

Our board of directors presently has six members, and biographical information regarding these directors (all of whom are director nominees) is set forth above under the caption “PROPOSAL 1—ELECTION OF DIRECTORS.” Our board of directors has determined that three of its current members, Mr. Gillis, Mr. Howard-Anderson, and Mr. Sevcik, are “independent directors” as defined under the rules of The NASDAQ Stock Market, Inc. In addition, prior to his resignation in February 2014, our board of directors determined that Mark Hansen was an “independent director” as defined under the rules of The NASDAQ Stock Market, Inc. Mr. Mahamedi serves as the Chairman of our board of directors.

Board Committees

The board of directors has established the following standing committees whose responsibilities are summarized as follows:

Compensation Committee. Mr. Sevcik serves as chairman of the Compensation Committee, and Mr. Gillis and Mr. Howard-Anderson serve as the other members of the Compensation Committee. Our board of directors has determined that each of Mr. Sevcik, Mr. Gillis and Mr. Howard-Anderson is an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of a compensation committee. The Compensation Committee is responsible for establishing the compensation of our senior management, including salaries, bonuses, termination arrangements, and other executive officer benefits. The Compensation Committee also administers our equity incentive plans.

During 2014, the Compensation Committee held 4 meetings. The Compensation Committee is governed by a written charter approved by the board of directors. A copy of the Compensation Committee’s charter is posted on the Company’s website at www.liquidmetal.com in the “Investors” section of the website.

The Compensation Committee works with the Chairman of the Board and Chief Executive Officer and reviews and approves compensation decisions regarding senior management including compensation levels and equity incentive awards. The Compensation Committee also approves employment and compensation agreements with our key personnel and directors. The Compensation Committee has the power and authority to conduct or authorize studies, retain independent consultants, accountants or others, and obtain unrestricted access to management, our internal auditors, human resources and accounting employees and all information relevant to its responsibilities.

Corporate Governance and Nominating Committee. Mr. Sevcik serves as chairman of the Corporate Governance and Nominating Committee, and Mr. Gillis and Mr. Howard-Anderson serve as the other members of the Corporate Governance and Nominating Committee (the “Governance Committee”). Our board of directors has determined that each of Mr. Sevcik, Mr. Gillis and Mr. Howard-Anderson is an “independent director” as defined by the rules of The NASDAQ Stock Market, Inc. The Governance Committee is generally responsible for recommending to our full board of directors policies, procedures, and practices designed to help ensure that our corporate governance policies, procedures, and practices continue to assist the board of directors and our management in effectively and efficiently promoting the best interests of our stockholders. The Governance Committee is also responsible for selecting and recommending for approval by our board of directors and our stockholders a slate of director nominees for election at each of our annual meetings of stockholders, and otherwise for determining the board committee members and chairmen, subject to board of directors ratification, as well as recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur or be created from time to time, all in accordance with our bylaws and applicable law.

The Governance Committee’s principal functions include:

•	developing and maintaining our corporate governance policy guidelines;

•	developing and maintaining our codes of conduct and ethics;

•	overseeing the interpretation and enforcement of our Code of Conduct and our Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers;

•	evaluating the performance of our board of directors, its committees, and committee chairmen and our directors; and

•

selecting and recommending a slate of director nominees for election at each of our annual meetings of the stockholders and recommending to the board director nominees to fill vacancies or new positions on the board of directors or its committees that may occur from time to time.

During 2014, the Governance Committee held 1 meeting. The Governance Committee is governed by a written charter approved by our board of directors. A copy of the Governance Committee’s charter is posted on the Company’s website at www.liquidmetal.com in the “Investors” section of the website.

In identifying potential independent board of directors candidates with significant senior-level professional experience, the Governance Committee solicits candidates from the board of directors, senior management and others and may engage a search firm in the process. The Governance Committee reviews and narrows the list of candidates and interviews potential nominees. The final candidate is also introduced and interviewed by the board of directors and the lead director if one has been appointed.

In general, in considering whether to recommend any particular candidate for inclusion in our board of directors’ slate of recommended director nominees, the Governance Committee will apply the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, commitment to understanding our business and industry, experience, conflicts of interest and the ability to act in the interests of our stockholders. Further, specific consideration is given to, among other things, diversity of background and experience that a candidate would bring to our board of directors. The Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our board of directors to fulfill its responsibilities.

Stockholders may recommend individuals to the Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our Governance Committee at the following address: Liquidmetal Technologies, Inc., Attention: Investor Relations, 30452 Esperanza, Rancho Santa Margarita, California 92688. Assuming that appropriate biographical and background material has been provided on a timely basis, the Governance Committee will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Audit Committee. We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Gillis serves as the chairman, and Mr. Sevcik and Mr. Howard-Anderson serve as the other members of, the Audit Committee. Our board of directors has determined that Mr. Gillis, Mr. Sevcik, and Mr. Howard-Anderson are all “independent directors” as defined by the rules of The NASDAQ Stock Market, Inc. applicable to members of an audit committee and Rule 10A-3(b)(i) under the Exchange Act. In addition, Mr. Gillis is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and demonstrates “financial sophistication” as defined by the rules of The NASDAQ Stock Market, Inc. The Audit Committee is appointed by our board of directors to assist our board of directors in monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our internal and external auditors.

The Audit Committee’s principal functions include:

•

reviewing our annual audited financial statements with management and our independent auditors, including major issues regarding accounting and auditing principles and practices and financial reporting that could significantly affect our financial statements;

•

reviewing our quarterly financial statements with management and our independent auditor prior to the filing of our Quarterly Reports on Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements;

•	recommending to the board of directors the appointment of, and continued evaluation of the performance of, our independent auditor;

•	approving the fees to be paid to our independent auditor for audit services and approving the retention of our independent auditor for non-audit services and all fees for such services;

•	reviewing periodic reports from our independent auditor regarding our auditor’s independence, including discussion of such reports with the auditor;

•	reviewing significant reports to management prepared by our internal auditing department and management’s responses;

•	reviewing the adequacy of our overall control environment, including internal financial controls and disclosure controls and procedures; and

•

reviewing with our management and legal counsel legal matters that may have a material impact on our financial statements or our compliance policies and any material reports or inquiries received from regulators or governmental agencies.

During 2014, the Audit Committee met 6 times. The Audit Committee is governed by a written charter approved by our board of directors. A copy of the Audit Committee’s charter is posted on the Company’s website at www.liquidmetal.com in the “Investors” section of the website.

Code of Ethics

Our board of directors has adopted a written Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers that applies to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.liquidmetal.com, in the “Investors” section of the website. In addition, we intend to post on our website all disclosures that are required by law concerning any amendments to, or waivers from, any provision of the Code of Ethics for Chief Executive Officer and Senior Financial and Accounting Officers.

Leadership and Risk Oversight

Our board of directors has determined that having a separate Chairman of the Board and Chief Executive Officer is in the best interest of our stockholders at this time. This structure promotes active participation of non-employee directors in setting agendas and establishing priorities for our board of directors. While our board of directors believes its current leadership structure is appropriate at this time, it may determine in the future that the positions of Chief Executive Officer and Chairman of the Board should be held by the same individual.

Our board of directors as a whole has oversight responsibility for our risk management process. This risk oversight function is carried out both by our full board of directors and by individual committees that are tasked by our board of directors with oversight of specific risks. The Audit Committee oversees risks associated with financial and accounting matters including compliance with legal and regulatory requirements, and our financial reporting and internal control systems. The Compensation Committee evaluates risks associated with our compensation policies and practices so as not to encourage or reward excessive risk-taking by our executives or employees.

On a regular basis our board of directors receives information and reports from committees, senior management and/or outside counsel and consultants and discusses the identification, assessment, management and mitigation of the risks associated with our strategic and business plans and operations. Our board of directors also holds regular sessions with members of management with the specific purpose of identifying, prioritizing and managing those risks that we believe are material to our operations.

Communications with Board of Directors

Stockholders may communicate with the full board of directors or individual directors by submitting such communications in writing to Liquidmetal Technologies, Inc., Attention: Board of Directors (or the individual director(s)), 30452 Esperanza, Rancho Santa Margarita, California 92688. Such communications will be delivered directly to the board of directors (or to the individual director(s)).

PROPOSAL 2—Approval of our 2015 Equity Incentive Plan

At the Annual Meeting, our stockholders will be asked to approve our 2015 Equity Incentive Plan (the “2015 Plan”). The 2015 Plan was adopted by our board of directors on January 27, 2015.

Both our 2002 Equity Incentive Plan and our 2002 Non-employee Director Stock Option Plan (collectively, the “2002 Plans”) expired by their terms in April 2012. Additionally, due to awards previously granted under the 2012 Equity Incentive Plan (the “2012 Plan”) covering an aggregate of 29,075,414 shares of the maximum amount of 30,000,000 shares available under that plan, we have limited awards to use for future incentive grants. In connection with our annual meeting of stockholders held on October 16, 2014, our stockholders voted on a proposal to increase the maximum number of shares of available under the 2012 Plan by 30,000,000 shares, but such proposal was not approved. Because the 2002 Plans have expired and we have limited awards under the 2012 Plan available for future equity awards to our directors, officers, other employees, our board of directors, upon recommendation of the Compensation Committee, adopted the 2015 Plan . The 2002 Plans will remain in effect only with respect to the equity awards that have been granted under these plans, and the 2012 Plan will remain in effect but with limited availability.

We are asking our stockholders to approve the 2015 Plan so that our company may grant “incentive stock options”, or ISOs, to our employees within the meaning of the Internal Revenue Code of 1986, as amended. Additional information regarding the effects of ISOs is described below. If the 2015 Plan is not approved by our stockholders, the 2015 Plan will remain in effect, but we will not be able to issue ISOs to employees under such plan.

ISOs can result in potentially favorable tax treatment to the participant. A holder of an ISO is not taxed upon the grant or exercise of the ISO. Rather, the difference between the fair market value of the shares of common stock on the exercise date and the exercise price will be an item of adjustment for the purposes of the alternative minimum tax. If an option holder holds shares of common stock acquired upon the exercise of an ISO for at least two years following the date of the grant of the option and at least one year following the exercise of the option, the option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes. The measure of the gain is the difference between the proceeds received upon disposition and the option holder’s basis in the shares (which would generally equal the exercise price). If the option holder disposes of shares of common stock acquired pursuant to exercise of an incentive stock option before satisfying the one-and-two year holding periods described above, the option holder may recognize both ordinary income and capital gain in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the option holder’s adjusted basis in the shares (generally the option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the option price. The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the ISO.

The Company is not entitled to an income tax deduction on the grant or the exercise of an ISO or on the option holder’s disposition of the shares of common stock after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the option holder disposes of the shares, in an amount equal to the ordinary income recognized by the option holder.

We believe our future success depends on our ability to attract, motivate and retain high quality employees, officers, directors and consultants and that the ability to provide stock and stock-based awards under the 2015 Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use stock-based awards to recruit and compensate our employees, and we believe that the ability to grant ISOs is an important part of attracting and motivating employees.

The use of our stock as part of our compensation program is also important to our continued success in that it fosters a pay-for-performance culture, which is an important element of our overall compensation package for our employees. We believe that equity compensation motivates employees to create stockholder value because the value employees realize from equity compensation is based on our stock performance. Equity compensation also aligns the goals and objectives of our employees with the interests of our stockholders and promotes a focus on long-term value creation because our equity compensation awards are subject to vesting and/or performance criteria.

If the 2015 Plan is not approved, we will not be able to grant ISOs to employees, and we may be compelled to increase significantly the cash component of our employee compensation, which may not necessarily align employee interests with those of stockholders as well as the alignment provided by stock-based awards. Replacing equity awards with cash will also increase cash compensation expense and cause us to use cash that would be better utilized if reinvested in our business.

On January 27, 2015, our board of directors granted to our executive officers options to purchase up to an aggregate of 8,500,000 shares under the 2015 Plan and granted to our four non-employee directors options to purchase up to 400,000 shares each. Also, options to purchase an aggregate of 5,100,000 shares were granted to employees who are not named executive officers.   The options granted to our executive officers and other employees were granted as ISOs, but they will not qualify as ISOs if the 2015 Plan is not approved by our stockholders. The options granted to our non-employee directors are not ISOs.

In evaluating this Proposal 2, stockholders should consider the factors set forth under “Plan Highlights” below.

Section 162(m)

The Internal Revenue Code of 1986, as amended (the “Code”), limits to $1 million per year the deduction allowed for federal income tax purposes for compensation paid to the Chief Executive Officer and certain other highly compensated executive officers of public companies (the “Deduction Limit”). The Deduction Limit applies to compensation that does not qualify for any of a limited number of exceptions. The Deduction Limit does not apply to compensation paid under a stockholder-approved plan that meets certain requirements for “qualified performance-based compensation.” Generally, compensation attributable to stock options and stock appreciation rights is deemed to satisfy the “qualified performance-based compensation” requirement if:

●	the grant is made by a committee of directors that meets certain criteria;

●

the stockholder-approved plan under which the award is granted states a maximum number of shares with respect to which options or rights may be granted to any individual during a specified period of time; and

●	the amount of compensation the individual could receive under the award is based solely on the increase in the value of the shares after the date of grant.

The 2015 Plan has been designed so that the Compensation Committee in its discretion may grant qualifying exempt “performance-based” compensation under the 2015 Plan. We believe that awards intended and structured as such by the Compensation Committee will meet the requirements for “performance-based” compensation under Section 162(m), and that the amount of ordinary income to the participant with respect to such awards generally will be allowed as a deduction to us for federal income tax purposes. Other awards that may be subject to the attainment of performance measures but that do not meet the requirements of Section 162(m) will not qualify as “performance-based” compensation and, in such event, would be subject to Section 162(m)’s deduction restrictions.

2015 Plan Highlights

The 2015 Plan authorizes our board of directors and the Compensation Committee to grant equity-based compensation awards in the form of stock options, stock appreciation rights (SARs), restricted stock, restricted stock units (RSUs), performance shares, performance units, and other awards for the purpose of providing our directors, officers and other employees incentives and rewards for performance. Some of the key features of the 2015 Plan that reflect our commitment to effective management of incentive compensation are set forth below and are described more fully under the heading “Summary of the Plan,” in the 2015 Plan itself, a copy of which is attached to this proxy statement.

Administration. The 2015 Plan will be administered by the Compensation Committee under delegated authority from our board of directors. Our board of directors or Compensation Committee may delegate its authority under the 2015 Plan to a subcommittee. The Compensation Committee or the subcommittee may delegate to one or more of its members or to one or more of our officers, or to one or more agents or advisors, administrative duties, and the Compensation Committee may also delegate powers to one or more of our officers to do one or both of the following (subject to certain limitations described in the 2015 Plan):

●     designate employees to receive awards under the 2015 Plan; and

●     determine the size of any such awards.

Plan Limits. Total awards under the 2015 Plan are limited to 40,000,000 shares of common stock. This does not include 664,101 shares that remain available under the 2012 Plan as of the date of this Proxy Statement. The 2015 Plan also provides that:

●	the aggregate number of shares of common stock actually issued or transferred upon the exercise of ISOs will not exceed 40,000,000 shares of common stock;

●

the aggregate number of shares of common stock issued as restricted stock, RSUs, performance shares, performance units and other awards under the 2015 Plan (after taking into account any forfeitures and cancellations) will not exceed 10,000,000 shares of common stock;

●	no participant will be granted stock options or SARs, in the aggregate, for more than 10,000,000 shares of common stock during any calendar year;

●

no participant will be granted stock-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, in the aggregate, for more than 10,000,000 shares of common stock during any calendar year; and

●

no participant in any calendar year will receive an award of performance units that is intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, or other awards payable in cash, having an aggregate maximum value in excess of $2,000,000.

No Liberal Recycling Provisions. The 2015 Plan provides that only shares with respect to awards granted under the 2015 Plan that expire or are forfeited or cancelled, or shares that were covered by an award the benefit of which is paid in cash instead of shares, will again be available for issuance under the 2015 Plan. The following shares will not be added back to the aggregate 2015 Plan limit: (1) shares tendered in payment of the option exercise price; (2) shares withheld by us to satisfy the tax withholding obligation; and (3) shares that are repurchased by us with stock option proceeds. Further, all shares covered by a SAR that is exercised and settled in shares, regardless of whether all shares are actually issued to the participant upon exercise of the right, will be considered issued or transferred pursuant to the 2015 Plan.

No Repricing. Repricing of options and SARs is prohibited without stockholder approval under the 2015 Plan.

Other Features.

●	The 2015 Plan also provides that no stock options or SARs will be granted with an exercise or base price less than the fair market value of our shares of common stock on the date of grant; and

●	The 2015 Plan is designed to allow awards made under the 2015 Plan to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.

Summary of the Plan

The following summary of the material provisions of the 2015 Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the 2015 Plan, a copy of which is set forth as Appendix A to this proxy statement.

Shares Available Under the Plan. Subject to adjustment as provided in the 2015 Plan, the number of shares of common stock that may be issued or transferred

●     upon the exercise of stock options or SARs,

●     as restricted stock and released from substantial risks of forfeiture,

●     in payment of RSUs,

●     in payment of performance shares or performance units that have been earned,

●     as awards to non-employee directors,

●     as other awards, or

●     in payment of dividend equivalents paid for awards made under the 2012 Plan will not exceed in the aggregate 40,000,000 shares of common stock, plus the number of shares of common stock subject to awards under the 2002 and 2012 Plans that have expired, were forfeited or were cancelled after the adoption of the 2015 Plan. These shares may be shares of original issuance or treasury shares or a combination of the foregoing.

Shares of common stock covered by an award granted under the 2015 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. The total number of shares available under the 2015 Plan as of a given date will not be reduced by any shares relating to prior awards that have expired or have been forfeited or cancelled. Upon payment in cash of the benefit provided by any award granted under the 2015 Plan, any shares of common stock that were covered by that award will be available for issue or transfer.

If shares of common stock are tendered or otherwise used in payment of an option exercise price, the total number of shares covered by the stock option being exercised will count against the total number of shares available under the 2015 Plan. Shares of common stock withheld by us to satisfy tax withholding obligations will count against the total number of shares available under the 2015 Plan. The number of shares of common stock covered by a SAR that is exercised and settled in shares of common stock, regardless of whether all shares are actually issued to the participant upon exercise of the SAR, will be considered issued or transferred pursuant to the 2015 Plan. In the event that we repurchase shares with stock option proceeds, those shares will not be added to the total number of shares available under the 2015 Plan. If, under the 2015 Plan, a participant has elected to give up the right to receive compensation in exchange for shares of common stock based on fair market value, such shares of common stock will not count against the aggregate 2015 Plan limit described above.

The 2015 Plan also provides the following other limits:

●	the aggregate number of shares of common stock actually issued or transferred upon the exercise ISOs will not exceed 40,000,000 shares of common stock;

●

the aggregate number of shares of common stock issued as restricted stock, RSUs, performance shares, performance units and other awards under the 2015 Plan (after taking into account any forfeitures and cancellations) will not exceed 10,000,000 shares of common stock;

●	no participant will be granted stock options or SARs, in the aggregate, for more than 10,000,000 shares of common stock during any calendar year;

●

no participant will be granted stock-based awards that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, in the aggregate, for more than 10,000,000 shares of common stock during any calendar year; and

●

no participant in any calendar year will receive an award of performance units that are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, or other awards payable in cash, having an aggregate maximum value in excess of $2,000,000.

Eligibility. Our officers (currently 4 persons), other employees (currently 21 persons), non-employee directors (currently 4 persons), and any person who has agreed to commence serving in any of those capacities within 90 days of the date of grant, may be selected by the Compensation Committee to receive benefits under the 2015 Plan. Any person who provides services to us or a subsidiary that are equivalent to those typically provided by an employee may also be eligible to participate in the 2015 Plan. The Compensation Committee determines which persons will receive awards and the number of shares subject to such awards.

Stock Options. We may grant stock options that entitle the optionee to purchase shares of common stock at a price not less than market value per share at the date of grant. The option price is payable

●	in cash, check or wire transfer at the time of exercise;

●	by the transfer to us of shares of common stock owned by the participant having a value at the time of exercise equal to the option price;

●

by delivery (through a process approved by the board of directors or Compensation Committee) of an irrevocable direction to a securities broker to sell common stock and to deliver all or part of the sale proceeds to us;

●	by a combination of such payment methods; or

●	by such other method as may be approved by the Compensation Committee.

To the extent permitted by law, any grant of a stock option may provide for deferred payment of the option price from the proceeds of a sale through a bank or broker of some or all of the shares of common stock to which the exercise relates.

Stock options will be evidenced by an award agreement containing such terms and provisions, consistent with the 2015 Plan, as the Compensation Committee may approve. No stock option may be exercisable more than 10 years from the date of grant. Each grant will specify the period of continuous service with us or any subsidiary that is necessary before the stock options become exercisable. A grant of stock options may provide for the earlier vesting of such stock options in the event of the retirement, death or disability of the participant or in the event of a change of control. Any grant of stock options may specify management objectives (as described below) that must be achieved as a condition to exercising such rights.

SARs. A SAR is a right, exercisable by the surrender of a related stock option (if granted in tandem with stock options) or by itself (if granted as a free-standing SAR), to receive from us an amount equal to 100%, or such lesser percentage as the Compensation Committee may determine, of the spread between the base price (or option exercise price in the case of a tandem SAR) and the value of our shares of common stock on the date of exercise. Any grant may specify that the amount payable on exercise of a SAR may be paid by us in cash, in shares of common stock, or in any combination of the two, and may either grant to the participant or retain in the Compensation Committee the right to elect among those alternatives.

SARs will be evidenced by an award agreement containing such terms and provisions, consistent with the 2015 Plan, as the Compensation Committee may approve. Any grant of a tandem SAR will provide that it may be exercised only at a time when the related stock option is also exercisable, at a time when the spread is positive, and by surrender of the related stock option for cancellation. Successive grants of a tandem SAR may be made to the same participant regardless of whether any tandem SARs previously granted to the participant remain unexercised. Each grant will specify in respect of each free-standing SAR a base price that may not be less than the market value per share on the date of grant. Successive grants may be made to the same participant regardless of whether any free-standing SARs previously granted to the participant remain unexercised. No free-standing SAR granted under the 2015 Plan may be exercised more than 10 years from the date of grant.

Each grant may specify a period of continuous service with us or any subsidiary that is necessary before the SARs or any installments thereof become exercisable. A grant of SARs may provide for the earlier vesting of such SARs in the event of the retirement, death or disability of the participant or the occurrence of a change of control. Any grant of SARs may also specify management objectives that must be achieved as a condition to exercise such rights.

Restricted Stock. A grant of restricted stock involves the immediate transfer by us to a participant of ownership of a specific number of shares of common stock in consideration of the performance of services. The participant is entitled immediately to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is less than current market value at the date of grant, as the Compensation Committee may determine.

Restricted stock that vests upon the passage of time must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Compensation Committee at the date of grant. Each such grant or sale of restricted stock will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the restricted stock will be prohibited or restricted in the manner and to the extent prescribed by the Compensation Committee at the date of grant (which restrictions may include, without limitation, rights of repurchase or first refusal or provisions subjecting the restricted stock to a continuing substantial risk of forfeiture in the hands of any transferee). The Compensation Committee may provide for a shorter period during which the forfeiture provisions are to apply in the event of the retirement, death or disability of the participant or the occurrence of a change of control.

Any grant of restricted stock may specify management objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any grant of restricted stock may also specify, in respect of any applicable management objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of restricted stock on which restrictions will terminate if performance is at or above the minimum level or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives.

Grants of restricted stock will be evidenced by an award agreement containing such terms and provisions, consistent with the 2015 Plan, as the Compensation Committee may approve. Any grant or sale of restricted stock must require that any or all dividends or other distributions paid with respect to the restricted stock during the period of restriction be automatically deferred and reinvested in additional shares of restricted stock, which may be subject to the same restrictions and risk of forfeiture as the underlying award.

RSUs. A grant of RSUs constitutes an agreement by us to deliver shares of common stock or cash to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the restriction period as the Compensation Committee may specify. During the applicable restriction period, the participant will have no rights of ownership in the shares of common stock deliverable upon payment of the RSUs and will have no right to vote the shares of common stock. The Compensation Committee may, at the date of grant, authorize the payment of dividend equivalents on RSUs on a deferred basis, either in cash or in additional shares of common stock, provided that any such dividend equivalents distributed with respect to RSUs that are subject to management objectives shall be subject to the same restrictions and risk of forfeiture that apply to the RSUs with respect to which such dividend equivalents were distributed.

RSUs will be evidenced by an award agreement containing such terms and provisions, consistent with the 2015 Plan, as the Compensation Committee may approve. Each grant or sale of RSUs may be made without additional consideration or in consideration of a payment by such participant that is less than the market value per share at the date of grant. Each grant or sale of RSUs will also specify the time and manner of payment of the RSUs that have been earned and will specify that the amount payable with respect to such grant will be paid by us in shares of common stock or cash, or a combination of the two.

Any grant of RSUs may also specify, in respect of any applicable management objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number RSUs for which the restriction period will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives. The Compensation Committee may provide in any grant or sale of RSUs for the earlier lapse or other modification of the restriction period in the event of the retirement, death or disability of the participant, or the occurrence of a change of control.

Performance Shares and Performance Units. A performance share is the equivalent of one common share and a performance unit is the equivalent of $1.00 or such other value as determined by the Compensation Committee. A participant may be granted any number of performance shares or performance units, subject to the limitations set forth above. The participant will be given one or more management objectives to meet within a specified period of not less than one year (the “Performance Period”), which Performance Period may be subject to earlier lapse or other modification in the event of the retirement, death or disability of the participant or the occurrence of a change of control.

Each grant of performance shares or performance units may specify, in respect of the relevant management objectives, a minimum acceptable level or levels of achievement and will set forth a formula for determining the number of performance shares or performance units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified management objectives. Any such grant must specify that the Compensation Committee must determine that the applicable management objectives have been satisfied before the payment of the award.

To the extent earned, performance shares or performance units will be paid to the participant at the time and in the manner determined by the Compensation Committee. Any grant may specify that the amount payable with respect thereto may be paid by us in cash, shares of common stock or any combination thereof. The Compensation Committee may, at the date of grant of performance shares, provide for the payment of dividend equivalents to a participant either in cash or in additional shares of common stock, subject in all cases to deferral and payment on a contingent basis based on the participant’s earning of the performance shares with respect to which such dividend equivalents are paid.

Performance shares and performance units will be evidenced by an award agreement containing such terms and provisions, consistent with the 2015 Plan as the Compensation Committee may approve. Each grant will specify the amount of performance shares or performance units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors.

Awards to Non-Employee Directors. The Compensation Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to non-employee directors of stock options, SARs or other awards and may also authorize the grant or sale of shares of common stock, restricted stock or RSUs to non-employee directors. Each grant of an award to a non-employee director will be upon such terms and conditions as approved by the Compensation Committee. Each grant will specify, in the case of a stock option, an option price per share, and, in the case of a free-standing SAR, a base price per share, each of which will not be less than the market value per share on the date of grant. Each stock option and free-standing SAR granted under the 2015 Plan to a non-employee director will expire not more than 10 years from the date of grant.

Other Awards. The Compensation Committee may, subject to limitations under applicable law, grant to any participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock or factors that may influence the value of such shares, including, without limitation,

●	convertible or exchangeable debt securities;

●	other rights convertible or exchangeable into shares of common stock;

●	purchase rights for shares of common stock;

●

awards with value and payment contingent upon our performance or the performance of specified subsidiaries, affiliates or other business units of ours or any other factors designated by the Compensation Committee; and

●	awards valued by reference to the book value of shares of common stock or the value of securities of, or the performance of our specified subsidiaries or affiliates or other business units.

The Compensation Committee will determine the terms and conditions of the other awards. Shares of common stock delivered pursuant to an award in the nature of a purchase right will be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, shares of common stock, other awards, notes or other property, as the Compensation Committee will determine. Cash awards, as an element of or supplement to any other award granted under the 2015 Plan, may also be granted as another award.

The Compensation Committee may grant shares of common stock as a bonus, or may grant other awards in lieu of our obligation or a subsidiary’s obligation to pay cash or deliver other property under the 2015 Plan or under other plans or compensatory arrangements, subject to such terms as will be determined by the Compensation Committee in a manner that complies with Section 409A of the Code.

Management Objectives. The 2015 Plan requires that the Compensation Committee establish “management objectives” for purposes of performance shares and performance units, if any are granted. When so determined by the Compensation Committee, stock options, SARs, restricted stock, RSUs, dividend credits or other awards under the 2015 Plan may also specify management objectives. Management objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or of the subsidiary, division, department, region, function or other organizational unit within the Company or subsidiary in which the participant is employed. The management objectives may be made relative to the performance of other companies or subsidiaries, divisions, departments, regions, functions or other organizational units within such other companies, and may be made relative to an index or one or more of the performance criteria themselves. The Compensation Committee may grant awards subject to management objectives that may or may not be intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. The management objectives applicable to any award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code to a “covered employee,” within the meaning of 162(m) of the Code, will be based on one or more, or a combination, of the following criteria:

●

profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit – these profitability metrics could be measured before special items and/or subject to GAAP definition);

●

cash flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

●	returns (e.g., profits or cash flow returns on: assets, invested capital, net capital employed, and equity);

●	working capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables);

●	profit margins (e.g., profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds);

●	liquidity measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);

●

sales growth, gross margin growth, cost initiative and stock price metrics (e.g., revenues, revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to stockholders, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and

●

strategic initiative key deliverable metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits (as determined through the establishment of objective targets to be achieved), supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

If the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of our Company, or the manner in which we conduct our business, or other events or circumstances renders the management objectives unsuitable, the Compensation Committee may in its discretion modify such management objectives or the related minimum acceptable level of achievement, in whole or in part, as the Compensation Committee deems appropriate and equitable, except in the case of an award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code (other than in connection with a change of control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Compensation Committee will not make any modification of the management objectives or level of achievement with respect to such award.

Administration. The board of directors has delegated administration of the 2015 Plan to the Compensation Committee. The Compensation Committee may from time to time delegate all or any part of its authority under the 2015 Plan to any subcommittee. To the extent of any such delegation, references in the 2015 Plan to the board of directors or the Compensation Committee will be deemed to be references to the Compensation Committee or such subcommittee, as applicable.

The interpretation and construction by the Compensation Committee of any provision of the 2015 Plan or of any agreement, notification or document evidencing the grant of stock options, SARs, restricted stock, RSUs, performance shares, performance units or other awards and any determination by the Compensation Committee pursuant to any provision of the 2015 Plan or of any such agreement, notification or document will be final and conclusive. No member of the Compensation Committee will be liable for any such action or determination made in good faith.

The Compensation Committee or, to the extent of any delegation, the subcommittee, may delegate to one or more of its members or to one or more of our officers, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable. The Compensation Committee, the subcommittee, or any person to whom duties or powers have been delegated, may employ one or more persons to render advice with respect to any responsibility the Compensation Committee, the subcommittee or such person may have under the 2015 Plan. The Compensation Committee may authorize one or more of our officers to do one or both of the following on the same basis as the Compensation Committee:

●     designate employees to receive awards under the 2015 Plan; and

●     determine the size of any such awards.

However, the Compensation Committee may not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, director, or more than 10% beneficial owner as determined by the Compensation Committee in accordance with Section 16 of the Exchange Act. The resolution providing for such authorization must set forth the total number of shares of common stock any delegated officer may grant and the officer must report periodically to the Compensation Committee regarding the nature and scope of the awards granted pursuant to the delegated authority.

Amendments. Our board of directors may at any time and from time to time amend the 2015 Plan in whole or in part. However, if an amendment to the 2015 Plan

●     would materially increase the benefits accruing to participants under the 2015 Plan,

●     would materially increase the number of securities which may be issued under the 2015 Plan,

●     would materially modify the requirements for participation in the 2015 Plan, or

●     must otherwise be approved by our stockholders in order to comply with applicable law or the applicable securities exchange,

then such amendment will be subject to stockholder approval and will not be effective until such approval has been obtained.

If permitted by Section 409A of the Code and Section 162(m) of the Code, in the event of a change of control of our Company, or in case of termination of the employment of a participant by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a participant who holds

●	a stock option or SAR not immediately exercisable in full,

●	any shares of restricted stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed,

●	any RSUs as to which the applicable restriction period has not been completed,

●	any performance shares or performance units which have not been fully earned,

●	any other awards subject to any vesting schedule or transfer restriction, or

●	shares of common stock subject to any transfer restriction imposed by the 2015 Plan,

the board of directors or the Compensation Committee may, in its sole discretion, accelerate the time at which

●	such stock option or SAR or other award may be exercised,

●	such substantial risk of forfeiture or prohibition or restriction on transfer will lapse,

●	such restriction period will end, or

●	such performance shares or performance units will be deemed to have been fully earned or the time when such transfer restriction will terminate.

The Compensation Committee may amend the terms of any awards granted under the 2015 Plan prospectively or retroactively, except in the case of an award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code (other than in connection with the participant’s death or disability, or a change of control) where such action would result in the loss of the otherwise available exemption. In such case, the Compensation Committee will not make any modification of the management objectives or the level or levels of achievement with respect to such award. Except in connection with certain corporate transactions described in the 2015 Plan, no amendment will impair the rights of any participant without his or her consent.

Our board of directors may, in its discretion, terminate the 2015 Plan at any time. Termination of the 2015 Plan will not affect the rights of participants or their successors under any outstanding awards not exercised in full on the date of termination.

No Repricing of Stock Options or SARs. Except in connection with certain corporate transactions described in the 2015 Plan, the terms of outstanding awards may not be amended to reduce the option price of outstanding stock options or the base price of outstanding SARs, or cancel outstanding stock options or SARs in exchange for cash, other awards or stock options or SARs with an option price or base price, as applicable, that is less than the option price of the original stock options or base price of the original SARs, as applicable, without stockholder approval. This restriction is intended to prohibit the repricing of “underwater” stock options and SARs and will not be construed to prohibit adjustments in connection with certain corporate transactions provided for in the 2015 Plan. This prohibition may not be amended without approval by our stockholders.

Transferability. Except as otherwise determined by the Compensation Committee, no stock option, SAR or other derivative security granted under the 2015 Plan will be transferable by the participant except by will or the laws of descent and distribution, and in no event may any such award granted under the 2015 Plan be transferred for value. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during the participant’s lifetime only by him or her or, in the event of the participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the participant in a fiduciary capacity under state law and/or court supervision.

The Compensation Committee may provide at the date of grant additional restrictions on transfer for certain shares of common stock earned under the 2015 Plan.

Adjustments. The board of directors or the Compensation Committee shall make or provide for such adjustments (1) in the numbers of shares of common stock covered by outstanding stock options, SARs, RSUs, performance shares and performance units granted under the 2015 Plan and, if applicable, in the number of shares of common stock covered by other awards, (2) in the option price and base price provided in outstanding stock options and SARs, or (3) in the kind of shares covered by such awards as the board of directors, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of participants or optionees that otherwise would result from:

●	any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of our Company;

●	any merger, consolidation, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities; or

●	any other corporate transaction or event having an effect similar to these events or transactions.

In the event of any such transaction or event or in the event of a change of control, the board of directors, in its discretion, may provide in substitution for any or all outstanding awards under the 2015 Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced in a manner that complies with Section 409A of the Code.

In addition, for each stock option or SAR with an option price or base price greater than the consideration offered in connection with any such termination or event or change of control, the board of directors may in its sole discretion elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR. The board of directors shall also make or provide for such adjustments in the total number of shares available under the 2015 Plan and any other share limits under the 2015 Plan as the board of directors, in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described above.

Forfeiture and Claw-Back Provisions. Any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment of any gain related to an award, or other provisions intended to have a similar effect, upon terms and conditions determined by the Compensation Committee, including in the event that (1) a termination of service occurs prior to a specified date or within a specified time period following receipt or exercise of the award, (2) the participant engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, or (3) the participant is terminated for “cause” (as such term is defined in the sole discretion of the board of directors, or as set forth in a written agreement relating to such award).

In addition, any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to us of any gain related to an award, or other provisions intended to have a similar effect, to the extent the participant violates any claw-back policy as may be implemented and/or maintained by our Company from time-to-time, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder and any applicable rules or regulations promulgated by the SEC or any national securities exchange.

Withholding Taxes. To the extent that we are required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the 2015 Plan, and the amounts available to us for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to us for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Compensation Committee) may include relinquishment of a portion of such benefit. In no event shall the market value per share of the shares of common stock to be withheld and delivered to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld.

Effective Date and Termination. The 2015 Plan will be effective as of the date that it is approved by our stockholders (the “Effective Date”). No grant will be made under the 2015 Plan after the tenth anniversary of the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms of the applicable award agreement and the terms of the 2015 Plan.

Federal Income Tax Consequences

The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2015 Plan based on federal income tax laws in effect on January 1, 2015. This summary is not intended to be complete and does not describe state, local or foreign tax consequences.

Tax Consequences to Participants

Non-Qualified Stock Options. In general, (1) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (2) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (3) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option (ISO). The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of common stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above (a disqualifying disposition), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

SARs. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received on the exercise.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable to the participant as ordinary income.

RSUs. No income generally will be recognized upon the award of RSUs. The recipient of a RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.

Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of common stock received.

Tax Consequences to our Company

To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Plan Benefits

It is not possible to determine the specific amounts and types of awards that may be awarded in the future under the 2015 Plan because the grant and actual pay-out of awards under the 2015 Plan are discretionary.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AND URGES EACH STOCKHOLDER
TO VOTE “FOR” THE APPROVAL OUR 2015 EQUITY INCENTIVE PLAN.

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are seeking an advisory vote of our stockholders on the compensation of our named executive officers, as required by Section 14A of the Exchange Act. Our board of directors recommends that you vote in favor of the resolution approving the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion contained in this proxy statement. Since the vote is advisory in nature, the results will not be binding on our board of directors or our Compensation Committee. However, if there is a significant vote against the compensation of our named executive officers, our board of directors and our Compensation Committee will carefully evaluate whether any actions are necessary to address those concerns.

Following our 2013 annual stockholder meeting, we considered the voting results on the non-binding stockholder vote on the frequency of holding future advisory votes on the compensation of our named executive officers. Based on all of the factors taken into consideration, we decided to hold an advisory vote on the compensation of our named executive officers every year. Accordingly, the next advisory vote (following our 2015 Annual Meeting) on the compensation of our named executive officers will occur next year at our annual stockholder meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY recommends AND URGES EACH STOCKHOLDER TO vote

“FOR” the approval of the compensation of our named executive officers, as disclosed in this

Proxy Statement pursuant to Item 402 of Regulation S-K.

PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors, upon recommendation of the Audit Committee, has appointed SingerLewak LLP (“Singer”) as our independent registered public accounting firm, to audit the accounts of our Company and our subsidiaries for the fiscal year ending December 31, 2015. Singer performed the audit of our consolidated financial statements for the year ended December 31, 2014. We have been advised by Singer that no member of that firm, to the best of its knowledge and belief, has any direct or any material indirect financial interest in our Company or our subsidiaries, and that, during the past three fiscal years, no member of the firm has had any connection with our Company or our subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Although we do not expect a representative of Singer to attend our Annual Meeting, if a Singer representative does attend, the representative will respond to appropriate questions and will have the opportunity to make a statement if the representative desires to do so.

Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to select Singer as our independent registered public accounting firm for the year ending December 31, 2015, the Audit Committee believes such ratification is advisable and in the best interests of our stockholders. Accordingly, stockholders are being requested to ratify, confirm and approve the selection of Singer as our independent registered public accounting firm for the year ending December 31, 2015. Notwithstanding ratification of the appointment of Singer as our independent registered public accounting firm for the year ending December 31, 2015, the Audit Committee may select another independent registered public accounting firm for such year without any vote of the stockholders. If the stockholders do not ratify the appointment, the matter of the appointment of the independent registered public accounting firm will be considered by our board of directors and the Audit Committee, but our board of directors and the Audit Committee may choose to retain Singer regardless of the vote.

Our board of directors unanimously recommends and urges each stockholder to vote "FOR" THE RATIFICATION OF the appointment of SingerLewak LLP as our independent registered public accounting firm.

Audit Fees for 2014 and 2013:

The following table summarizes the aggregate fees billed to us by Singer for professional services during the years ended December 31, 2014 and December 31, 2013:

Fees	2014	2013
Audit Fees (1)	$183,829	$146,351
Non-Audit Fees (2)	23,891	-
Total Fees	$207,720	$146,351

(1) Audit Fees.

Fees for audit services billed in 2014 consisted of:

•	Progress billings for the audits of the Company’s financial statements for 2013 and 2014; and
•	Review of the Company’s quarterly financial statements for 2014.

Fees for audit services billed in 2013 consisted of:

•	Progress billings for the audits of the Company’s financial statements for 2012 and 2013; and
•	Review of the Company’s quarterly financial statements for 2013.

(2) Non-Audit Fees.

Fees for non-audit services billed in 2014 consisted of consent procedures performed in conjunction with the Company’s filing of registration statements.

Audit Committee Pre-Approval Policies

Our Audit Committee pre-approves all audit and permissible non-audit services provided by our independent public accountants on a case-by-case basis. Our Audit Committee approved 100% of the services performed by Singer in 2014 and 2013.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements with management;
•	discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board; and
•

received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

Based on the review and discussions described above, the Audit Committee recommended to our board of directors in March 2015 that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Scott Gillis, Chairman

Rich Sevcik

Bob Howard-Anderson

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 27, 2015 by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding common stock;
•	each of our directors and director nominees;
•	each of our named executive officers; and
•	all directors and executive officers as a group.

The number and percentage of shares beneficially owned is determined under the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares shown as beneficially owned in the table below are calculated pursuant to Rule 13d-3(d)(1) of the Exchange Act. Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. Unless otherwise indicated in the footnotes, each person has sole voting and investment power with respect to the shares shown as beneficially owned. A total of 464,482,819 shares of our common stock were issued and outstanding as of February 27, 2015. Unless otherwise indicated, the address of all directors and named executive officers is 30452 Esperanza, Rancho Santa Margarita, California 92688.

	Common Stock
Name of Beneficial Owner	Number of Shares(1)		Percent of Class(1)

Directors and Named Executive Officers
Abdi Mahamedi	21,569,937	(2)	4.6%
Thomas Steipp	9,119,892	(3)	1.9%
Ricardo Salas	11,195,613	(4)	2.4%
Scott Gillis	112,797	(5)	*
Bob Howard-Anderson	149,666	(6)	*
Rich Sevcik	131,666	(7)	*
Bruce Bromage	781,055	(8)	*
Tony Chung	2,716,351	(9)	*
All directors and executive officers as a group (8 persons)	45,776,977		9.5%

5% Shareholders
Visser Precsion Cast, LLC 5641 N Broadway Denver, CO 80216	47,164,479	(10)	9.8%
Furniture Rowe, LLC 5641 N Broadway Denver, CO 80216	47,164,479	(11)	9.8%

 *Less than one percent

(1)

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise or conversion of all options, warrants and other securities convertible into common stock, beneficially owned by such person or entity currently exercisable or exercisable within 60 days of February 27, 2015. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days of February 27, 2015, or securities convertible into common stock within 60 days of February 27, 2015, are deemed outstanding and held by the holder of such shares of common stock, options, warrants, or other convertible securities, for purposes of computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person. The percentage of common stock beneficially owned is based on 464,482,819 shares of common stock outstanding as of February 27, 2015.

(2)	Includes:

(a)

13,858,908 shares of common stock and 5,037,780 shares issuable pursuant to currently exercisable warrants held of record by Carlyle Holdings, LLC. Mr. Mahamedi has the power to direct the voting and disposition of such shares as the president and sole shareholder of Carlyle Development Group, Inc., which is a managing member of Carlyle Holdings, LLC;

(b)	759,428 shares of common stock, 1,756,155 shares issuable pursuant to currently exercisable warrants held of record by Mr. Mahamedi; and

(c)

157,666 shares issuable pursuant to outstanding stock options which are exercisable currently or within 60 days of February 27, 2015. Does not include 272,334 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of February 27, 2015.

(3)	Includes:

(a)

4,700,688 shares of common stock, 1,200,000 shares of restricted stock awards which will vest on August 3, 2015, 510,205 shares issuable pursuant to currently exercisable warrants held of record by Mr. Steipp; and

(b)

2,708,999 shares issuable pursuant to outstanding stock options which are exercisable currently or within 60 days of February 27, 2015. Does not include 5,418,001 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of February 27, 2015.

(4)	Includes:

(a)

3,501,130 shares issuable pursuant to currently exercisable warrants held of record by Silver Lake Group, LLC. Mr. Salas has the power to direct the voting and disposition of such shares as the sole shareholder of Silver Lake Group, LLC;

(b)	5,097,611 shares of common stock, 2,230,206 shares issuable pursuant to currently exercisable warrants held of record by Mr. Salas; and

(c)

366,666 shares issuable pursuant to outstanding stock options which are exercisable currently or within 60 days of February 27, 2015. Does not include 1,633,334 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of February 27, 2015.

(5)

Includes 105,797 shares issuable pursuant to outstanding stock options, held of record by Mr. Gillis, which are exercisable currently or within 60 days of February 27, 2015. Does not include 347,617 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of February 27, 2015.

(6)

Includes 149,666 shares issuable pursuant to outstanding stock options, held of record by Mr. Howard-Anderson, which are exercisable currently or within 60 days of February 27, 2015. Does not include 260,334 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of February 27, 2015.

(7)

Includes 131,666 shares issuable pursuant to outstanding stock options, held of record by Mr. Sevcik, which are exercisable currently or within 60 days of February 27, 2015. Does not include 278,334 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of February 27, 2015.

(8)

Includes 767,025 shares issuable pursuant to outstanding stock options, held of record by Mr. Bromage, which are exercisable currently or within 60 days of February 27, 2015. Does not include 2,272,667 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of February 27, 2015.

(9)	Includes:

(a)	1,955,549 shares of common stock and 255,103 shares issuable pursuant to currently exercisable warrants held of record by Mr. Chung; and

(b)

505,699 shares issuable pursuant to outstanding stock options which are exercisable currently or within 60 days of February 27, 2015. Does not include 1,352,001 shares that are issuable pursuant to outstanding stock options that are not exercisable currently or within 60 days of February 27, 2015.

(10)	Includes 28,458,244 shares of common stock and 18,706,235 shares issuable under currently exercisable warrants held of record by Visser Precision Cast, LLC.

(11)

Includes 28,458,244 of common stock and 18,706,235 shares issuable under warrants that are held of record by Visser Precision Cast, LLC. Furniture Rowe, LLC has the power to direct the voting and disposition of such shares as the sole shareholder of Visser Precision Cast, LLC.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the fiscal year ended December 31, 2014, our officers, directors, and greater than 10% stockholders filed with the SEC, on a timely basis, all reports required to be filed by Section 16(a) of the Exchange Act, except that the following Form 4s were not timely filed: Form 4s for option grants made on February 5, 2014 to Messrs. Mahamedi, Gillis, Salas, Bromage, Steipp, Chung, Howard-Anderson, and Sevcik; Form 4s for sales made by Mr. Mahamedi from March 12 through April 2, 2014 and June 17 and 18, 2014; and Form 4s for sales made by Mr. Gillis on March 21 and 24, 2014. We have relied solely upon the written representations of our officers, directors, and greater than 10% stockholders and copies of the reports they have filed with the SEC in providing this information.

EXECUTIVE OFFICERS

Set forth below is a table identifying our executive officers who are not identified under “PROPOSAL 1—ELECTION OF DIRECTORS.”

Name	Age	Position
Tony Chung	45	Chief Financial Officer
Bruce Bromage	60	Executive Vice-President of Business Development and Operations

Tony Chung was elected by our board of directors to serve as our Chief Financial Officer in December 2008. Most recently, Mr. Chung served as Chief Financial Officer at BETEK Corporation, a real estate and investment subsidiary of SK Engineering and Construction, from February 2008 to December 2008 and as Chief Financial Officer of Solarcity, a company providing advanced solar technology and installation services, from March 2007 to January 2008. Mr. Chung’s primary role was to manage the overall financial operations of both companies. Previously, Mr. Chung was employed by us as our Vice President of Finance from May 2004 to February 2007. Mr. Chung is a Certified Public Accountant and served eight years at KPMG as an Audit and Consulting Manager for several large multinational companies. He received his B.S. degree in Business Administration from University of California Berkeley’s Haas School of Business in 1992. Mr. Chung is also an Attorney at Law and received his J. D. degree from Pacific Coast University School of Law in 2006.

Bruce Bromage was elected by our board of directors to serve as Executive Vice President of Business Development and Operations in November 2012 after serving as a Strategic Marketing and Operations consultant with the Company since June 2012. From April 2002 to August 2010, Dr. Bromage served as Executive Vice President and General Manager of Symmetricom, a publicly traded provider of products for communications infrastructure and systems and was an officer of the company. Responsibilities during his eight years with Symmetricom included Corporate Strategy, M&A Integration, Information Technology, and General Management of the Timing, Test and Measurement Division and the Technology Realization Center. Prior to Symmetricom, Dr. Bromage held senior executive positions with two high-technology startups and managed Strategic Business Development with Hewlett Packard. Dr. Bromage received his Ph.D. in Cognitive Psychology from the University of California, Santa Barbara in 1981 and has completed executive programs with the Stanford Graduate School of Business. Our board of directors believes that Dr. Bromage’s experience and background make him a qualified and valuable member of our executive management team. In particular, his prior experience in start-up companies, developing new technologies and business models and his extensive knowledge in acquisitions and negotiations make him a valuable resource for our Company.

EXECUTIVE COMPENSATION

Executive Benefits and Perquisites

Set forth below is information regarding compensation earned by or paid or awarded to the following executive officers of the Company during the year ended December 31, 2014: (i) Thomas Steipp, our President and Chief Executive Officer; (ii) Tony Chung, our Chief Financial Officer; (iii) Rick Salas, our Executive Vice-President; and (4) Bruce Bromage, our Executive Vice President of Business Development and Operations. These persons are also referred to herein as our “named executive officers.” The identification of such named executive officers is determined based on the individual’s total compensation for the year ended December 31, 2014, as reported below in the Summary Compensation Table.

Summary Compensation Table

The following table sets forth for each of the named executive officers: (i) the dollar value of base salary and bonus earned during the years ended December 31, 2014 and 2013; (ii) the aggregate grant date fair value of stock and option awards granted during 2014 and 2013, computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 (R); (iii) the dollar value of earnings for services pursuant to awards granted during 2014 and 2013 under non-equity incentive plans; (iv) non-qualified deferred compensation earnings during 2014 and 2013; (v) all other compensation for 2014 and 2013; and, finally, (vi) the dollar value of total compensation for 2014 and 2013.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)		Total
Thomas Steipp,	2014	$300,000	$297,000	$-	$1,142,469	(2)	$1,739,469
President and Chief Executive Officer	2013	$300,000	$137,015	$-	$303,592	(2)	$740,607
Tony Chung,	2014	$200,000	$99,000	$-	$274,547	(3)	$573,547
Chief Financial Officer	2013	$185,000	$50,154	$-	$72,956	(3)	$308,110
Ricardo Salas,	2014	$240,000	$118,800	$-	$281,154	(4)	$639,954
Executive Vice President	2013	$240,000	$63,206	$-	$74,712	(4)	$377,918
Bruce Bromage,	2014	$240,000	$118,800	$-	$479,227	(5)	$838,027
Executive Vice President- Business Development and Operations	2013	$240,000	$63,206	$-	$127,347	(5)	$430,553

(1)

Please see Note 13 in the footnotes to the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for a discussion of the assumptions used in calculating the value of the option awards.

(2)	Options to purchase 4,063,500 and 4,063,500 shares of our common stock were awarded to Mr. Steipp on February 5, 2014 and February 6, 2013, respectively.
(3)	Options to purchase 976,500 and 976,500 shares of our common stock were awarded to Mr. Chung on February 5, 2014 and February 6, 2013, respectively.
(4)	Options to purchase 1,000,000 and 1,000,000 shares of our common stock were awarded to Mr. Salas on February 5, 2014 and February 6, 2013, respectively.
(5)	Options to purchase 1,704,500 and 1,704,500 shares of our common stock were awarded to Mr. Bromage on February 5, 2014 and February 6, 2013, respectively.

For a description of the material terms of employment agreements with our named executive officers, see “Employment Agreements” below.

Equity Compensation Plan Information

Our executive officers, directors, and all of our employees are allowed to participate in our equity incentive plans. We believe that providing them with the ability to participate in such plans provides them with a further incentive towards ensuring our success and accomplishing our corporate goals.

The following table provides information regarding the securities authorized for issuance under our equity compensation plans as of December 31, 2014:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights [a]	Weighted-average exercise price of outstanding options, warrants, and rights [b]	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column [a]) [c]
Equity compensation plans approved by stockholders	27,540,899	$0.21	2,694,087
Equity compensation plans not approved by stockholders	-	-	-
Total	27,540,899	$0.21	2,694,087

The number of securities, and types of plans available for future issuances of stock options, as of December 31, 2014 were as follows:

Plan Name	Options and Warrants for Common Shares
	Authorized	Exercised	Outstanding	Available
2002 Equity Incentive Plan	10,000,000	1,812,000	1,725,000	-
2012 Equity Incentive Plan	30,000,000	1,490,014	25,815,899	2,694,087
Total Stock Options	40,000,000	3,302,014	27,540,899	2,694,087

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table sets forth information on outstanding option and stock awards held by the named executive officers at December 31, 2014, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and expiration date of each outstanding option.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Thomas Steipp	1,489,949	2,573,551	(1)	-	$0.08	2/6/2023	-	-	-	-
	-	4,063,500	(2)	-	$0.29	2/5/2024	-	-	-	-
	-	-		-	$-	-	1,200,000	$144,000	-	-
Tony Chung	162,749	618,451	(1)	-	$0.08	2/6/2023	-	-	-	-
	-	976,500	(2)	-	$0.29	2/5/2024	-	-	-	-
	50,000	50,000	(3)	-	$0.124	7/12/2020	-	-	-	-
Ricardo Salas	66,666	633,334	(1)	-	$0.08	2/6/2013	-	-	-	-
	-	1,000,000	(2)	-	$0.29	2/5/2024	-	-	-	-
	-	300,000	(3)	-	$0.124	7/12/2020	-	-	-	-
Bruce Bromage	255,675	1,079,517	(1)	-	$0.08	2/6/2023	-	-	-	-
	-	1,704,500	(2)	-	$0.29	2/5/2024	-	-	-	-

(1)	The shares underlying these grants vest 20% following the first anniversary of the grant date of February 6, 2013, and on a monthly basis following such date for the remaining four years thereof.
(2)	The shares underlying these grants vest 20% following the first anniversary of the grant date of February 5, 2014, and on a monthly basis following such date for the remaining four years thereof.
(3)	The shares underlying these grants vest 20% per year starting with the first anniversary following grant date of July 12, 2010 and the following four anniversaries thereof.

Employment Agreements

On August 3, 2010, we entered into an employment agreement with Thomas Steipp, our Chief Executive Officer. Under his employment agreement, Mr. Steipp receives a base salary of $300,000, which may be adjusted upward in the sole discretion of our board of directors on an annual basis. In addition, Mr. Steipp is entitled to bonuses or additional compensation as may be granted by our board of directors or Chairman of our board of directors, in their sole discretion. The employment agreement provides that we can terminate Mr. Steipp’s employment at any time and for any reason, provided that if his employment is terminated without “Cause” (as specifically defined in the agreement), then he will continue to be entitled to his base salary and health and welfare benefits for a period of twelve months after termination. In the event that Mr. Steipp terminates his own employment within thirty days after a change in control of the Company, we will be obligated to pay him a lump-sum severance payment equal to his base salary for the remainder of the five-year term. The employment agreement provides that Mr. Steipp will not be entitled to any severance compensation if he voluntarily leaves the employment of the Company or is terminated for “Cause.” In addition, Mr. Steipp was also granted an aggregate of 6,000,000 restricted shares of our common stock, which will vest in increments of 1,200,000 shares on each anniversary of his employment with us. In the event that Mr. Steipp ceases to be employed by us prior to the fifth anniversary of his employment as a result of (i) death, (ii) termination by us without “Cause,” or (iii) termination by Mr. Steipp within thirty days of a change in control of our Company, any unvested shares will immediately vest. In the event that Mr. Steipp ceases to be employed by us prior to the fifth anniversary of his employment for any other reason, he will forfeit any unvested shares.

Mr. Steipp sold an aggregate of 400,000 shares of our common stock on August 5, 2013 pursuant to a trading plan that Mr. Steipp previously adopted under SEC Rule 10b5-1 under the Exchange Act. Mr. Steipp adopted the trading plan on March 22, 2013 for the purpose of providing him with funds to satisfy certain tax liabilities as a result of the vesting on August 3, 2013 of 1,200,000 shares of restricted common stock held by Mr. Steipp. The restricted shares were granted to Mr. Steipp in 2010 under a previously disclosed Restricted Stock Award Agreement, dated August 3, 2010, between Mr. Steipp and us. On March 27, 2014, Mr. Steipp adopted a new SEC Rule 10b5-1 trading plan that allowed for the sale of 500,000 shares of common stock of the Company on August 4, 2014, and will allow for future sales of 500,000 shares of common stock of the Company on August 4, 2015.

Change of Control Agreements

In September 2013, we entered into Change of Control Agreements with Ricardo A. Salas, our Executive Vice President, Tony Chung, our Chief Financial Officer, and certain other executive officers who are not our named executive officers for SEC reporting purposes. The Change of Control Agreements provide that if the executive officer’s employment with us is terminated without cause (as defined in the agreements) during the one-year period after a change of control of our company, then the terminated officer will receive lump sum severance compensation in an amount equal to twelve months of his then-current base salary. Under the agreements, each of the executive officers will also be entitled to the above-described severance compensation in the event he terminates his own employment within one year after a change of control because of a salary decrease or assignment to a lower-level position. In addition, upon termination, all unvested stock options related to these officers will automatically and immediately vest and shall thereafter be exercisable in accordance with the terms and provisions of the applicable award agreements.

401(k) Savings Plan

We have adopted a tax-qualified employee savings and retirement plan, or 401(k) plan, that covers all of our employees. Pursuant to our 401(k) plan, participants may elect to reduce their current compensation, on a pre-tax basis, by up to the statutorily prescribed annual limit and have the amount of the reduction contributed to the 401(k) plan. The 401(k) plan permits us, in our sole discretion, to make additional employer contributions to the 401(k) plan. However, we do not currently make employer contributions to the 401(k) plan and may not do so in the future. As such, contributions by employees or by us to the 401(k) plan, and the income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) plan, and we can deduct our contributions, if any, at the time they are made.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. The Compensation Committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Code, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Director Compensation

The following table sets forth information regarding the compensation received by each of our non-employee directors serving during the year ended December 31, 2014:

Name	Fees Earned or Paid in Cash ($)	Stock Awards($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott Gillis	$38,000	-	$127,479	(1)	-	-	-	$165,479
Abdi Mahamedi	$28,000	-	$39,362	(2)	-	-	-	$67,362
Bob Howard-Anderson	$26,250	-	$39,362	(3)	-	-	-	$65,612
Richard Sevcik	$36,250	-	$39,362	(4)	-	-	-	$75,612

(1)	Mr. Gillis held options to purchase 453,414 shares of our common stock as of December 31, 2014.
(2)	Mr. Mahamedi held options to purchase 430,000 shares of our common stock as of December, 31, 2014.
(3)	Mr. Howard-Anderson held options to purchase 410,000 shares of our common stock as of December, 31, 2014.
(4)	Mr. Sevcik held options to purchase 410,000 shares of our common stock as of December, 31, 2014.

Our non-employee directors receive certain compensation for their services and are reimbursed for expenses incurred in attending board of directors and committee meetings, as determined by the board of directors.

We have a 2012 Equity Incentive Plan pursuant to which our non-employee directors are entitled to receive stock options. All options granted under the plan have an exercise price equal to the fair market value of our common stock on the date of the grant. These stock options have a 10-year term, are exercisable pursuant to a 5-year vesting schedule, and remain exercisable for certain periods of time after a person is no longer a director.

No director who is an employee will receive separate compensation for services rendered as a director. However, our employee directors are eligible to participate in our 2012 Equity Incentive Plan in their capacities as employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

The Company entered into a license agreement (the “IMG License Agreement”) with Innovative Materials Group, LLC (“IMG”), a California limited liability company which is majority owned by Mr. John Kang, a former Chief Executive Officer and former Chairman of the Company, to license certain patents and technical information for the limited purpose of manufacturing certain licensed products with the Company’s first generation die cast machines. The IMG License Agreement granted a non-exclusive license to certain product categories and obligated IMG to pay the Company a running royalty based on its sales of licensed products through the expiration of the license on August 5, 2021. We recognized $6 thousand and $8 thousand in royalty revenues from IMG during the years ended December 31, 2014 and December 31, 2013, respectively.

In February 2013, Mr. Abdi Mahamedi, our Chairman, converted his 58,600 shares of Series A-1 Preferred Stock and 260,710 shares of Series A-2 Preferred Stock into a total of 10,387,883 shares of our common stock, including dividends received in the form of common stock.

Mr. Thomas Steipp, our Chief Executive Officer, sold an aggregate of 400,000 shares of our common stock on August 5, 2013 pursuant to a trading plan that Mr. Steipp previously adopted under SEC Rule 10b5-1 under the Exchange Act. Mr. Steipp adopted the trading plan on March 22, 2013 for the purpose of providing him with funds to satisfy certain tax liabilities as a result of the vesting on August 3, 2013 of 1,200,000 shares of restricted common stock held by Mr. Steipp. The restricted shares were granted to Mr. Steipp in 2010 under a previously disclosed Restricted Stock Award Agreement, dated August 3, 2010, between Mr. Steipp and us. On March 27, 2014, Mr. Steipp adopted a new SEC Rule 10b5-1 trading plan that allowed for the sale of 500,000 shares of our common stock on August 4, 2014, and will allow for future sales of 500,000 shares of our common stock on August 4, 2015.

In September 2013, we entered into Change of Control Agreements with Ricardo A. Salas, our Executive Vice President, Tony Chung, our Chief Financial Officer, and certain other executive officers who are not our named executive officers for SEC reporting purposes. The Change of Control Agreements provide that if the executive officer’s employment with us is terminated without cause (as defined in the agreements) during the one-year period after a change of control of Liquidmetal Technologies, then the terminated officer will receive lump sum severance compensation in an amount equal to twelve months of his then-current base salary. Under the agreements, each of the executive officers will also be entitled to the above-described severance compensation in the event he terminates his own employment within one year after a change of control because of a salary decrease or assignment to a lower-level position. In addition, upon termination, all unvested stock options related to these officers will automatically and immediately vest and shall thereafter be exercisable in accordance with the terms and provisions of the applicable award agreements.

We have an exclusive license agreement with LLPG, Inc. (“LLPG”), a corporation owned principally by Jack Chitayat, a former director. Under the terms of the agreement, LLPG has the right to commercialize Liquidmetal alloys, particularly precious-metal based compositions, in jewelry and high-end luxury product markets. We, in turn, will receive royalty payments over the life of the contract on all Liquidmetal products produced and sold by LLPG. The exclusive license agreement with LLPG expires on December 31, 2021. There were no revenues recognized from product sales and licensing fees from LLPG during 2014 and 2013.

On February 27, 2013, Mr. Chitayat converted his 28,928 shares of Series A-1 Preferred Stock and 109,528 shares of Series A-2 Preferred Stock into a total of 4,626,840 shares of our common stock, including dividends received in the form of common stock.

On June 1, 2012, we entered into a Master Transaction Agreement with Visser Precision Cast, LLC (“Visser”) relating to a strategic transaction for manufacturing services and financing. In November 2013, we and Visser entered into arbitration proceedings to resolve disputes associated with this agreement. As part of the May 2014 settlement of these proceedings, we granted to Visser a fully paid-up, royalty-free, irrevocable, perpetual, worldwide, non-transferable, nonexclusive sublicense to all of our intellectual property developed on or prior to May 20, 2014, for all fields of use other than certain excluded fields as set forth therein. Visser does not have any rights, now or in the future, to intellectual property developed by us after the Effective Date of the agreement (as defined therein). The license to our intellectual property does not include the right to use the “Liquidmetal” trademark or any of our other trademarks, except in certain defined situations, as set forth in the amended and restated agreement entered into in connection with the settlement. As of December 31, 2014, Visser is a greater-than-5% beneficial owner.

We believe that each of the foregoing transactions was consummated on terms at least as favorable to us as we would have expected to negotiate with unrelated third parties.

Review, Approval or Ratification of Transactions with Related Persons

Our policy is to require that any transaction with a related party required to be reported under applicable SEC rules, other than compensation-related matters, be reviewed and approved or ratified by the Audit Committee of our board of directors. The Audit Committee of our board of directors has not adopted specific procedures for review of, or standards for approval of, these transactions, but instead reviews such transactions on a case by case basis. Our policy is to require that all compensation-related matters be recommended for board of directors approval by the Compensation Committee. During the last fiscal year and through the date of this proxy statement, no transactions with a related party occurred that required a waiver of this policy and no transactions with a related party occurred in which we did not follow this policy.

PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

Proposals Pursuant to Rule 14a-8. Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our 2016 annual meeting of stockholders. To be eligible for inclusion in our 2016 proxy statement, your proposal must be received by us by November 7, 2015, and must otherwise comply with Rule 14a-8. However, if the date of the 2016 annual meeting has been changed by more than 30 days from the date of the 2015 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. While our board of directors will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act and the rules promulgated thereunder, including Rule 14a-8.

Proposals pursuant to our Bylaws.  With respect to stockholder proposals for our 2016 annual meeting, our bylaws provide certain requirements for advance notification by stockholders. In order to be timely, a stockholder’s written notice must be delivered to or mailed and received by our Secretary at 30452 Esperanza, Rancho Santa Margarita, California 92688 not less than 120 days prior to the date of the meeting. Any such notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on our Company’s books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (c) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any material interest of such stockholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by the bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

OTHER MATTERS

Householding of Proxy Materials

Pursuant to, and in accordance with, the rules of the SEC, where allowed, we are delivering only one copy of this proxy statement and our annual report or one copy of the Notice of Internet Availability of Proxy Materials (as applicable) to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement and our annual report or our Notice of Internet Availability of Proxy Materials to any stockholder at a shared address to which a single copy was delivered. If you are a stockholder residing at a shared address and would like to request an additional copy of this proxy statement or our annual report or our Notice of Internet Availability of Proxy Materials now or with respect to future mailings (or to request to receive only one copy of this proxy statement and our annual report or our Notice of Internet Availability of Proxy Materials if you are currently receiving multiple copies), then please call or write Liquidmetal Technologies, Inc., Attention: Investor Relations at 30452 Esperanza, Rancho Santa Margarita, California 92688; telephone number (949) 635-2120.

Additional Matters at Annual Meeting

If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them. The board of directors is not aware of any such other matters that may come before the Annual Meeting.

By Order of the Board of Directors, /s/ Thomas Steipp Thomas Steipp President and Chief Executive Officer March 13, 2015

LIQUIDMETAL TECHNOLOGIES, INC.

2015 Equity Incentive Plan

1.     Purpose. The purpose of the 2015 Equity Incentive Plan is to attract and retain directors, officers, other employees and consultants of Liquidmetal Technologies, Inc., a Delaware corporation, and its Subsidiaries and to provide to such persons incentives and rewards for performance.

2.     Definitions. As used in this Plan,

(a)     “Appreciation Right” means a right granted pursuant to Section 5 or Section 9 of this Plan, and will include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

(b)     “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

(c)     “Board” means the Board of Directors of the Company and, to the extent of any delegation by the Board to a committee (or subcommittee thereof) pursuant to Section 13 of this Plan, such committee (or subcommittee).

(d)     “Change of Control” shall mean the occurrence of any of the following events:

(i)     consummation of a consolidation or merger in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company, or the liquidation or dissolution of the Company;

(ii)     any person or other entity (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of any such plan acting in its capacity as trustee)) purchases any Common Stock (or securities convertible into Common Stock) pursuant to a tender or exchange offer without the prior consent of the Board, or becomes the beneficial owner of securities of the Company representing 50% or more of the voting power of the Company’s outstanding securities without the prior consent of the Board; or

(iii)     during any two-year period, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board; provided, that any person becoming a Director of the Company during such two-year period whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of the Directors who at the beginning of such period constituted the entire Board (either by a specific vote or by approval of the Company’s proxy statement in which such person is named as a nominee of the Company for director), but excluding for this purpose any person whose initial assumption of office as a Director occurs as a result of either an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or person other than the Board, shall be, for purposes of this clause (iii), be considered as though such person was a member of the Board at the beginning of such period.

(e)     “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f)     “Common Stock” means the Common Stock, par value $0.001 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type referred to in Section 12 of this Plan.

(g)     “Company” means Liquidmetal Technologies, Inc., a Delaware corporation, and its successors.

(h)     “Covered Employee” means a Participant who is, or is determined by the Board to be likely to become, a “covered employee” within the meaning of Section 162(m) of the Code (or any successor provision).

(i)     “Date of Grant” means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Shares, Performance Units or other awards contemplated by Section 10 of this Plan, or a grant or sale of Restricted Stock, Restricted Stock Units, or other awards contemplated by Section 10 of this Plan, will become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

(j)     “Director” means a member of the Board or the board of directors of a Subsidiary of the Company.

(k)     “Effective Date” means January 27, 2015.

(l)     “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board that sets forth the terms and conditions of the awards granted. An Evidence of Award may be in an electronic medium, may be limited to notation on the books and records of the Company and, unless otherwise determined by the Board, need not be signed by a representative of the Company or a Participant.

(m)     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

(n)     “Free-Standing Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is not granted in tandem with an Option Right.

(o)     “Incentive Stock Options” means Option Rights that are intended to qualify as “incentive stock options” under Section 422 of the Code or any successor provision.

(p)     “Management Objectives” means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, dividend credits or other awards pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of one or more other companies or subsidiaries, divisions, departments, regions or functions within such other companies, and may be made relative to an index or one or more of the performance objectives themselves. The Board may grant awards subject to Management Objectives that are either Qualified Performance-Based Awards or are not Qualified Performance-Based Awards. The Management Objectives applicable to any Qualified Performance-Based Award to a Covered Employee will be based on specified levels of or growth or improvement in one or more of the criteria provided in Appendix A attached to this Plan.

If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related level or levels of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Qualified Performance-Based Award (other than in connection with a Change of Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or level or levels of achievement with respect to such Covered Employee.

(q)     “Market Value per Share” means, as of any given date, the value of a share of Common Stock determined as follows:

(i)      if Common Stock is traded on any established stock exchange, the closing price of a share of Common Stock as reported in The Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred;

(ii)      if Common Stock is not traded on an established stock exchange but is quoted on a national market or other quotation system, the last sales price on such date, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or

(iii)      if Common Stock is not traded on an established stock exchange or quoted on a national market or other quotation system, the value established by the Board acting in good faith.

The Board is authorized to adopt another fair market value pricing method, provided such method is stated in the Evidence of Award, and is in compliance with the fair market value pricing rules set forth in Section 409A of the Code.

(r)     “Non-Employee Director” means a person who is a “Non-Employee Director” of the Company within the meaning of Rule 16b-3 of the Securities and Exchange Commission promulgated under the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder by the U.S. Department of the Treasury.

(s)     “Optionee” means the optionee named in an Evidence of Award evidencing an outstanding Option Right.

(t)     “Option Price” means the purchase price payable on exercise of an Option Right.

(u)     “Option Right” means the right to purchase Common Stock upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

(v)     “Participant” means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer, other employee or a consultant of the Company or any one or more of its Subsidiaries, or who has agreed to commence serving in any of such capacities within 90 days of the Date of Grant, and will also include each Non-Employee Director who receives an award under this Plan. The term “Participant” shall also include any person who provides services to the Company or a Subsidiary that are substantially equivalent to those typically provided by an employee.

(w)     “Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

(x)     “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 8 of this Plan.

(y)     “Performance Unit” means a bookkeeping entry awarded pursuant to Section 8 of this Plan that records a unit equivalent to $1.00 or such other value as is determined by the Board.

(z)     “Plan” means this Liquidmetal Technologies, Inc. 2015 Equity Incentive Plan, as may be amended from time to time.

(aa)     “Qualified Performance-Based Award” means any award of Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units or other awards under Section 10 of this Plan, or portion of such award, to a Covered Employee that is intended to satisfy the requirements for “qualified performance-based compensation” under Section 162(m) of the Code.

(bb)     “Restricted Stock” means Common Stock granted or sold pursuant to Section 6 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

(cc)     “Restriction Period” means the period of time during which Restricted Stock Units are subject to restrictions, as provided in Section 7 or Section 9 of this Plan.

(dd)     “Restricted Stock Unit” means an award made pursuant to Section 7 or Section 9 of this Plan of the right to receive Common Stock or cash at the end of a specified period.

(ee)     “Spread” means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the Option Price or Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

(ff)     “Subsidiary” means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, limited liability company, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

(gg)     “Tandem Appreciation Right” means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is granted in tandem with an Option Right.

3.     Shares Available Under the Plan.

(a)     Maximum Shares Available Under Plan.

(i)     Subject to adjustment as provided in Section 12 of this Plan, the number of shares of Common Stock that may be issued or transferred (A) upon the exercise of Option Rights or Appreciation Rights, (B) as Restricted Stock and released from substantial risks of forfeiture thereof, (C) in payment of Restricted Stock Units, (D) in payment of Performance Shares or Performance Units that have been earned, (E) as awards to Non-Employee Directors, (F) as awards contemplated by Section 10 of this Plan, or (G) in payment of dividend equivalents paid with respect to awards made under the Plan, will not exceed in the aggregate 40,000,000 shares of Common Stock. Such Common Stock may be shares of original issuance or treasury shares or a combination of the foregoing.

(ii)     Shares of Common Stock covered by an award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant and, therefore, the total number of shares of Common Stock available under the Plan as of a given date shall not be reduced by any Common Stock relating to prior awards that have expired or have been forfeited or cancelled, and upon payment in cash of the benefit provided by any award granted under the Plan, any shares of Common Stock that were covered by that award will be available for issue or transfer hereunder. Notwithstanding anything to the contrary contained herein: (A) if shares of Common Stock are tendered or otherwise used in payment of the Option Price of an Option Right, the total number of shares of Common Stock covered by the Option Right being exercised shall count against the aggregate plan limit described above; (B) shares of Common Stock withheld by the Company to satisfy the tax withholding obligation shall count against the aggregate plan limit described above; and (C) the number of shares of Common Stock covered by an Appreciation Right, to the extent that it is exercised and settled in Common Stock, and whether or not the shares of Common Stock are actually issued to the Participant upon exercise of the Appreciation Right, shall be considered issued or transferred pursuant to the Plan. In the event that the Company repurchases Common Stock with Option Right proceeds, those shares of Common Stock will not be added to the aggregate plan limit described above. If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Common Stock based on fair market value, such shares of Common Stock will not count against the aggregate plan limit described above.

(b)     Life of Plan Limits. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, and subject to adjustment as provided in Section 12 of this Plan:

(i)     The aggregate number of shares of Common Stock actually issued or transferred by the Company upon the exercise of Incentive Stock Options will not exceed 40,000,000 shares of Common Stock; and

(ii)     The number of shares of Common Stock issued as Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other awards under Section 10 of this Plan (after taking into account any forfeitures and cancellations) will not during the life of the Plan in the aggregate exceed 10,000,000 shares of Common Stock.

(c)     Individual Participant Limits. Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary, and subject to adjustment as provided in Section 12 of this Plan:

(i)     No Participant will be granted Option Rights or Appreciation Rights, in the aggregate, for more than 10,000,000 shares of Common Stock during any calendar year;

(ii)     No Participant will be granted Qualified Performance Based Awards, in the aggregate, for more than 10,000,000 shares of Common Stock during any calendar year; and

(iii)     In no event will any Participant in any calendar year receive a Qualified Performance-Based Award of Performance Units or other awards payable in cash under Section 10 of this Plan having an aggregate maximum value as of their respective Dates of Grant in excess of $2,000,000 dollars.

4.     Option Rights. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the grant to Participants of options to purchase Common Stock. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a)     Each grant will specify the number of shares of Common Stock to which it pertains subject to the limitations set forth in Section 3 of this Plan.

(b)     Each grant will specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

(c)     Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company or by wire transfer of immediately available funds, (ii) by the actual or constructive transfer to the Company of Common Stock owned by the Optionee (or other consideration authorized pursuant to Section 4(d)) having a value at the time of exercise equal to the total Option Price, (iii) by delivery (through a process approved by the Board) of an irrevocable direction to a securities broker to sell Common Stock and to deliver all or part of the sale proceeds to the Company in payment; (iv) by a combination of such methods of payment, or (v) by such other methods as may be approved by the Board.

(d)     To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates.

(e)     Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

(f)     Each grant will specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable. A grant of Option Rights may provide for the earlier exercise of such Option Rights in the event of the retirement, death or disability of a Participant or in the event of a Change of Control.

(g)     Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

(h)     Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) options that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of “employees” under Section 3401(c) of the Code. An Incentive Stock Option may be granted to any Participant who, at the Date of Grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” thereof (within the meaning of Sections 424(e) and 424(f) of the Code, respectively) only if such Option Right is granted at an Option Price that is not less than 110% of the Market Value per Share on the Date of Grant and the Option Right is exercisable for no more than five years from the Date of Grant.

(i)     Option Rights granted under this Plan may be options intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code.

(j)     The exercise of an Option Right will result in the cancellation on a share- for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

(k)     No Option Right will be exercisable more than ten (10) years from the Date of Grant.

(l)     The Board reserves the discretion at or after the Date of Grant to provide for (i) the availability of a loan at exercise, subject to applicable laws, and (ii) the right to tender in satisfaction of the Option Price nonforfeitable, unrestricted shares of Common Stock, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price.

(m)     Each grant of Option Rights will be evidenced by an Evidence of Award. Each Evidence of Award shall be subject to the Plan and shall contain such terms and provisions, consistent with the terms of this Plan, as the Board may approve.

5.     Appreciation Rights.

(a)     The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right will be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right will be a right of the Participant to receive from the Company an amount determined by the Board, which will be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

(b)     Each grant of Appreciation Rights may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(i)     Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(ii)     Any grant may specify that the amount payable on exercise of an Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

(iii)     Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

(iv)     Any grant may specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary before the Appreciation Right or installments thereof will become exercisable. A grant may provide for the earlier exercise of such Appreciation Right in the event of the retirement, death or disability of a Participant, or in the event of a Change of Control.

(v)     Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition of the exercise of such Appreciation Rights.

(vi)     Each grant of Appreciation Rights will be evidenced by an Evidence of Award, which Evidence of Award will describe such Appreciation Rights, identify the related Option Rights (if applicable), and contain such other terms and provisions, consistent with this Plan, as the Board may approve.

(c)     Any grant of Tandem Appreciation Rights will provide that such Tandem Appreciation Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation. Successive grants of Tandem Appreciation Rights may be made to the same Participant regardless of whether any Tandem Appreciation Rights previously granted to the Participant remain unexercised.

(d)     Regarding Free-Standing Appreciation Rights only:

(i)     Each grant will specify in respect of each Free-Standing Appreciation Right a Base Price, which will be equal to or greater than the Market Value per Share on the Date of Grant;

(ii)     Successive grants of Free-Standing Appreciation Rights may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

(iii)     No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

6.     Restricted Stock. The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the grant or sale of Restricted Stock to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)     Each such grant or sale will constitute an immediate transfer of the ownership of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

(b)     Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c)     Each such grant or sale will provide that the Restricted Stock covered by such grant or sale that vests upon the passage of time will be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant or upon achievement of Management Objectives referred to in subparagraph (e) below.

(d)     Each such grant or sale will provide that during or after the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Stock will be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee).

(e)     Any grant of Restricted Stock may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such Restricted Stock. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of shares of Restricted Stock on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(f)     Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock may provide for the earlier termination of restrictions on such Restricted Stock in the event of the retirement, death or disability of a Participant or in the event of a Change of Control.

(g)     Any such grant or sale of Restricted Stock shall require that all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional shares of Restricted Stock, which shall be subject to the same restrictions and risk of forfeiture as the underlying award.

(h)     Each grant or sale of Restricted Stock will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve. Unless otherwise directed by the Board, (i) all certificates representing shares of Restricted Stock will be held in custody by the Company until all restrictions thereon will have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares, or (ii) all shares of Restricted Stock will be held at the Company’s transfer agent in book entry form with appropriate restrictions relating to the transfer of such shares of Restricted Stock.

7.     Restricted Stock Units. The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the granting or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements contained in the following provisions:

(a)     Each such grant or sale will constitute the agreement by the Company to deliver Common Stock or cash to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions (which may include the achievement of Management Objectives) during the Restriction Period as the Board may specify. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Stock Units on which restrictions will terminate if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives.

(b)     Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

(c)     Notwithstanding anything to the contrary contained in this Plan, any grant or sale of Restricted Stock Units may provide for the earlier lapse or modification of the Restriction Period in the event of the retirement, death or disability of a Participant or in the event of a Change of Control.

(d)     During the Restriction Period, the Participant will have no right to transfer any rights under his or her award and will have no rights of ownership in the Restricted Stock Units or the Common Stock covered by such Restricted Stock Units and will have no right to vote the Common Stock covered by such Restricted Stock Units, but the Board may at the Date of Grant authorize the payment of dividend equivalents on a deferred basis, either in cash or in additional shares of Common Stock; provided, however, that any such dividend equivalents with respect to the number of shares of Common Stock covered by Restricted Stock Units that are subject to Management Objectives shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock Units with respect to which such dividend equivalents have been distributed.

(e)     Each grant or sale of Restricted Stock Units will specify the time and manner of payment of the Restricted Stock Units that have been earned. Each grant or sale will specify the amount payable with respect thereto, which payment may be made in cash, Common Stock or a combination thereof.

(f)     Each grant or sale of Restricted Stock Units will be evidenced by an Evidence of Award and will contain such terms and provisions, consistent with this Plan, as the Board may approve.

8.     Performance Shares and Performance Units. The Board may, from time to time and upon such terms and conditions as it may determine, also authorize the granting of Performance Shares and Performance Units that will become payable to a Participant upon achievement of specified Management Objectives during the Performance Period. Each such grant may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

(a)     Each grant will specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment will be made in the case of a Qualified Performance-Based Award where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

(b)     The Performance Period with respect to each Performance Share or Performance Unit will be such period of time (not less than one year), commencing on the Date of Grant, as will be determined by the Board at the time of grant, which may be subject to earlier lapse or other modification in the event of the retirement, death or disability of a Participant or in the event of a Change of Control.

(c)     Any grant of Performance Shares or Performance Units will specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum or threshold level or levels, or is at or above the target level or levels, but falls short of maximum achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units will specify that, before the Performance Shares or Performance Units will be earned and paid, the Board must certify that the Management Objectives have been satisfied.

(d)     Each grant will specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(e)     Any grant of Performance Shares or Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant.

(f)     The Board may at the Date of Grant of Performance Shares provide for the payment of dividend equivalents to the holder thereof either in cash or in additional shares of Common Stock subject in all cases to payment on a contingent basis based on the Participant’s earning of the Performance Shares with respect to which such dividend equivalents are paid.

(g)     Each grant of Performance Shares or Performance Units will be evidenced by an Evidence of Award and will contain such other terms and provisions, consistent with this Plan, as the Board may approve.

9.     Awards to Non-Employee Directors. The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights, Appreciation Rights or other awards contemplated by Section 10 of this Plan and may also authorize the grant or sale of Common Stock, Restricted Stock or Restricted Stock Units to Non-Employee Directors. Each grant of an award to a non-employee Director will be upon such terms and conditions as approved by the Board, will not be required to be subject to any minimum vesting period, and will be evidenced by an Evidence of Award in such form as will be approved by the Board. Each grant will specify in the case of an Option Right, an Option Price per share, and in the case of a Free-Standing Appreciation Right, a Base Price per share, which will not be less than the Market Value per Share on the Date of Grant. Each Option Right and Free-Standing Appreciation Right granted under the Plan to a Non-Employee Director will expire not more than 10 years from the Date of Grant. Non-employee Directors, pursuant to this Section 9, may be awarded, or may be permitted to elect to receive at the discretion of the Board, pursuant to procedures established by the Board, all or any portion of their annual retainer, meeting fees or other fees in Common Stock, Restricted Stock, Restricted Stock Units or other awards under the Plan in lieu of cash.

10.     Other Awards.

(a)     The Board may, subject to limitations under applicable law, grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock or factors that may influence the value of such shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of shares of Common Stock or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of the Company. The Board shall determine the terms and conditions of such awards. Shares of Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such time, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other awards, notes or other property, as the Board shall determine.

(b)     Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 10 of this Plan.

(c)     The Board may grant Common Stock as a bonus, or may grant other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board in a manner that complies with Section 409A of the Code.

(d)     Share-based awards pursuant to this Section 10 are not required to be subject to any minimum vesting period.

11.     Transferability.

(a)     Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by the Participant except by will or the laws of descent and distribution, and in no event shall any such award granted under this Plan be transferred for value. Except as otherwise determined by the Board, Option Rights and Appreciation Rights will be exercisable during the Participant’s lifetime only by him or her or, in the event of the Participant’s legal incapacity to do so, by his or her guardian or legal representative acting on behalf of the Participant in a fiduciary capacity under state law and/or court supervision.

(b)     The Board may specify at the Date of Grant that part or all of the shares of Common Stock that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Shares or Performance Units or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, will in each case be subject to further restrictions on transfer.

12.     Adjustments. The Board shall make or provide for such adjustments (including acceleration) in the numbers of shares of Common Stock covered by outstanding Option Rights, Appreciation Rights, Restricted Stock Units, Performance Shares and Performance Units granted hereunder and, if applicable, in the number of shares of Common Stock covered by other awards granted pursuant to Section 10 hereof, in the Option Price and Base Price provided in outstanding Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split- off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or in the event of a Change of Control, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each Option Right or Appreciation Right with an Option Price or Base Price greater than the consideration offered in connection with any such transaction or event or Change of Control, the Board may in its sole discretion elect to cancel such Option Right or Appreciation Right without any payment to the person holding such Option Right or Appreciation Right. The Board shall also make or provide for such adjustments in the numbers of shares of Common Stock specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 12; provided, however, that any adjustment or acceleration to an Option Right intended to qualify as an Incentive Stock Option, which will fail to so qualify as such after the adjustment or acceleration, will be a non-qualified Option Right.

13.     Administration of the Plan.

(a)     To the extent permitted by applicable law, or the rules of any securities exchange or automated quotation system on which the Company’s securities are listed, quoted or traded, this Plan will be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to the Compensation Committee of the Board (or a subcommittee thereof), as constituted from time to time. To the extent of any such delegation, references in this Plan to the Board will be deemed to be references to such committee or subcommittee. A majority of the committee (or subcommittee) will constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the committee (or subcommittee).

(b)     The terms and conditions of each award granted hereunder shall be determined by the Board in its sole discretion and the Board shall have complete flexibility to provide for varied terms and conditions as between any awards, whether of the same or different award type and/or whether granted to the same or different Participants (in all cases, subject to the terms and conditions of the Plan). The interpretation and construction by the Board of any provision of this Plan or of any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or other awards pursuant to Section 10 of this Plan (including, but not limited to, any Evidence of Award) and any determination by the Board pursuant to any provision of this Plan or of any such agreement, notification or document will be final and conclusive. No member of the Board will be liable for any such action or determination made in good faith.

(c)     The Board or, to the extent of any delegation as provided in Section 13(a), the committee, may delegate to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, such administrative duties or powers as it may deem advisable, and the Board, the committee, or any person to whom duties or powers have been delegated as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Board, the committee or such person may have under the Plan. The Board or the committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as the Board or the committee: (i) designate employees to be recipients of awards under this Plan; (ii) determine the size of any such awards; provided, however, that (A) the Board or the committee shall not delegate such responsibilities to any such officer for awards granted to an employee who is an officer, Director, or more than 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act; (B) the resolution providing for such authorization sets forth the total number of shares of Common Stock such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Board or the committee, as the case may be, regarding the nature and scope of the awards granted pursuant to the authority delegated.

(d)     Any delegation of the Board’s authority that is made pursuant to this Section 13 shall be subject to the restrictions and limits that the Board specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 13 shall serve in such capacity at the pleasure of the Board.

14.     Cancellation Provisions. Any Evidence of Award may provide for the cancellation, modification or termination of an award upon such terms and conditions as may be determined from time to time by the Board.

15.     Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards granted under the Plan, the Board shall have the right to provide, in an Evidence of Award or otherwise, or to require a Participant to agree by separate written or electronic instrument, that:

(a)     (i) Any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of an award, or upon the receipt or resale of any Common Stock underlying an award, must be paid to the Company, and (ii) an award shall terminate and any unexercised portion of the award (whether or not vested) shall be forfeited, in each case if (x) a termination of service occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, (y) the Participant at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Board or (z) the Participant incurs a termination of service for “cause” (as such term is defined in the sole discretion of the Board, or as set forth in a written agreement relating to such award between the Company and the Participant); and

(b)     All awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any award or upon the receipt or resale of any Common Stock underlying the award) shall be subject to the provisions of any claw-back policy as may be implemented and/or maintained by the Company from time-to-time, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder and any applicable rules or regulations promulgated by the SEC or any national securities exchange or national securities association on which the Company’s Common Stock may be traded or listed, to the extent set forth in such claw-back policy and/or in the applicable Evidence of Award.

16.     Non U.S. Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company under an agreement with a foreign nation or agency, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan (including without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

17.     Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Board) may include relinquishment of a portion of such benefit. If a Participant’s benefit is to be received in the form of Common Stock, and such Participant fails to make arrangements for the payment of tax, the Company shall withhold such shares of Common Stock having a value equal to the amount required to be withheld. Notwithstanding the foregoing, when a Participant is required to pay the Company an amount required to be withheld under applicable income and employment tax laws, the Participant may elect to satisfy the obligation, in whole or in part, by electing to have withheld, from the shares required to be delivered to the Participant, shares of Common Stock having a value equal to the amount required to be withheld (except in the case of Restricted Stock where an election under Section 83(b) of the Code has been made), or by delivering to the Company other shares of Common Stock held by such Participant. The shares used for tax withholding will be valued at an amount equal to the Market Value per Share of such Common Stock on the date the benefit is to be included in Participant’s income. In no event shall the Market Value per Share of the Common Stock to be withheld and delivered pursuant to this Section 17 to satisfy applicable withholding taxes in connection with the benefit exceed the minimum amount of taxes required to be withheld. Participants shall also make such arrangements as the Company may require for the payment of any withholding tax obligation that may arise in connection with the disposition of shares of Common Stock acquired upon the exercise of Option Rights.

18.     Determination of Continuous Service.

(a)     For purposes of this Plan and any award granted hereunder, except as provided otherwise in an Evidence of Award and subject to Section 20, a Participant shall be deemed to remain in the continuous service of the Company or any Subsidiary as follows:

(i)     As to a consultant, during the uninterrupted period of such Participant’s engagement as a consultant to the Company or any Subsidiary, provided that if the Participant simultaneously commences or remains in employment and/or service as a director at the end of such uninterrupted period due to a cessation of services as a consultant, such continued service shall qualify as continuous service to the Company or Subsidiary, as applicable.

(ii)     As to a Non-Employee Director who serves on the Board and/or on the board of directors of one or more Subsidiaries, during the uninterrupted period during which such Participant continues to serve as a Non-Employee Director, provided that if the Participant simultaneously commences or remains in employment or service as a consultant at the end of such uninterrupted period due to a cessation of services as a Non-Employee Director, such continued service shall qualify as continuous service to the Company or Subsidiary, as applicable.

(iii)     As to an employee, during the uninterrupted period during which such Participant continues to serve as an employee, provided that if the Participant simultaneously commences or remains in service as a consultant and/or Non-Employee Director at the end of such uninterrupted period due to a cessation of services as an employee, such continued service shall qualify as continuous service to the Company or Subsidiary, as applicable.

(b)     For purposes of subsection (a), a Participant’s continuous service shall not be considered interrupted in the case of any approved leave of absence or any transfer among the Company, any Subsidiary or any successor to any such entity so as long as the individual remains in the service of the Company or a Subsidiary in any capacity of employee, Director or Consultant (except as otherwise provided in an Evidence of Award). For purposes of the foregoing, an approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a non-qualified stock option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

19.     Amendments, Etc.

(a)     The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that if an amendment to the Plan (i) would materially increase the benefits accruing to participants under the Plan, (ii) would materially increase the number of securities which may be issued under the Plan, (iii) would materially modify the requirements for participation in the Plan or (iv) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the principal securities exchange upon which the Common Stock is traded or quoted, if any, then, such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained. The limitations set forth in clauses (i), (ii), and (iii) of this paragraph shall not apply, however, if the Company’s stockholders do not approve this Plan within twelve (12) months after the date this Plan is adopted by the Board.

(b)     Except in connection with a corporate transaction or event described in Section 12 of this Plan, the terms of outstanding awards may not be amended to reduce the Option Price of outstanding Option Rights or the Base Price of outstanding Appreciation Rights, or cancel outstanding Option Rights or Appreciation Rights in exchange for cash, other awards or Option Rights or Appreciation Rights with an Option Price or Base Price, as applicable, that is less than the Option Price of the original Option Rights or Base Price of the original Appreciation Rights, as applicable, without stockholder approval.

(c)     If permitted by Section 409A of the Code and Section 162(m) of the Code, but subject to the paragraph that follows, in case of termination of employment by reason of death, disability or normal or early retirement, or in the case of unforeseeable emergency or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any shares of Restricted Stock as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 10 subject to any vesting schedule or transfer restriction, or who holds Common Stock subject to any transfer restriction imposed pursuant to Section 11(b) of this Plan, or in the case of a Change of Control, the Board may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

(d)     Subject to Section 19(b) hereof, the Board may amend the terms of any award theretofore granted under this Plan prospectively or retroactively, except in the case of a Qualified Performance-Based Award (other than in connection with the Participant’s death or disability, or a Change of Control) where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code. In such case, the Board will not make any modification of the Management Objectives or the level or levels of achievement with respect to such Qualified Performance-Based Award. Subject to Section 12 above, no such amendment shall impair the rights of any Participant without his or her consent. The Board may, in its discretion, terminate this Plan at any time. Termination of this Plan will not affect the rights of Participants or their successors under any awards outstanding hereunder and not exercised in full on the date of termination.

20.     Compliance with Section 409A of the Code.

(a)     To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Participants. This Plan and any grants made hereunder shall be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(b)     Neither a Participant nor any of a Participant’s creditors or beneficiaries shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Participant or for a Participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owing by a Participant to the Company or any of its affiliates.

(c)     If, at the time of a Participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company shall make a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it, without interest, on the tenth business day of the seventh month after such separation of service (or upon the Participant’s death, if earlier).

(d)     Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Participant or for a Participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates shall have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes or penalties.

21.     Governing Law. The Plan and all grants and awards and actions taken thereunder shall be governed by and construed in accordance with the internal substantive laws of the State of Delaware, without regard to the conflicts of law principles thereof.

22.     Effective Date/Termination. This Plan will be effective as of the Effective Date. No grant will be made under this Plan after the tenth anniversary of the Effective Date, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

23.     Stockholder Approval. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, so that such approval (if obtained) would occur within twelve (12) months after the date this Plan is adopted by the Board.

24.     Miscellaneous.

(a)     The Company will not be required to issue any fractional shares of Common Stock pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

(b)     This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant’s employment or other service at any time.

(c)     To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision will be null and void with respect to such Option Right. Such provision, however, will remain in effect for other Option Rights and there will be no further effect on any provision of this Plan.

(d)     No award under this Plan may be exercised by the holder thereof if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Board, contrary to law or the regulations of any duly constituted authority having jurisdiction over this Plan.

(e)     Absence or leave approved by a duly constituted officer of the Company or any of its Subsidiaries shall not be considered interruption or termination of service of any employee for any purposes of this Plan or awards granted hereunder, except that no awards may be granted to an employee while he or she is absent on leave.

(f)     No Participant shall have any rights as a stockholder with respect to any shares subject to awards granted to him or her under this Plan prior to the date as of which he or she is actually recorded as the holder of such shares upon the stock records of the Company.

(g)     The Board may condition the grant of any award or combination of awards authorized under this Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

(h)     If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

APPENDIX A

MANAGEMENT OBJECTIVES FOR

QUALIFIED PERFORMANCE-BASED AWARDS

(1)

Profits (e.g., operating income, EBIT, EBT, net income, earnings per share, residual or economic earnings, economic profit -- these profitability metrics could be measured before special items and/or subject to GAAP definition);

(2)

Cash Flow (e.g., EBITDA, free cash flow, free cash flow with or without specific capital expenditure target or range, including or excluding divestments and/or acquisitions, total cash flow, cash flow in excess of cost of capital or residual cash flow or cash flow return on investment);

(3)	Returns (e.g., Profits or Cash Flow returns on: assets, invested capital, net capital employed, and equity);

(4)	Working Capital (e.g., working capital divided by sales, days’ sales outstanding, days’ sales inventory, and days’ sales in payables);

(5)	Profit Margins (e.g., Profits divided by revenues, gross margins and material margins divided by revenues, and material margin divided by sales pounds);

(6)	Liquidity Measures (e.g., debt-to-capital, debt-to-EBITDA, total debt ratio);

(7)

Sales Growth, Gross Margin Growth, Cost Initiative and Stock Price Metrics (e.g., revenues, revenue growth, revenue growth outside the United States, gross margin and gross margin growth, material margin and material margin growth, stock price appreciation, total return to stockholders, sales and administrative costs divided by sales, and sales and administrative costs divided by profits); and

(8)

Strategic Initiative Key Deliverable Metrics consisting of one or more of the following: product development, strategic partnering, research and development, vitality index, market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates and joint ventures.

LIQUIDMETAL®

LIQUIDMETAL TECHNOLOGIES, INC.
ATTN: OTIS BUCHANAN
30452 ESPERANZA
RANCHO SANTA MARGARITA, CA 92688

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M85145-P62046 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIQUIDMETAL TECHNOLOGIES, INC.

The Board of Directors recommends you vote FOR all of the following Nominees for Director:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thomas Steipp
02) Scott Gillis
03) Abdi Mahamedi
04) Ricardo Salas
05) Bob Howard-Anderson
06) Richard Sevcik

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

	For	Against	Abstain
2. Approve the Liquidmetal Technologies, Inc. 2015 Equity Incentive Plan	☐	☐	☐
3. Advisory approval of the compensation of our named executive officers	☐	☐	☐
4. Ratification of the appointment of SingerLewak LLP as our independent registered public accountants for the year ending December 31, 2015	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2014 are available at www.proxyvote.com.

M85146-P62046

LIQUIDMETAL TECHNOLOGIES, INC.
Annual Meeting of Stockholders
April 23, 2015 at 9:00 AM PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas Steipp and Tony Chung, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LIQUIDMETAL TECHNOLOGIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, PDT on April 23, 2015, at 30452 Esperanza, Rancho Santa Margarita, CA 92688, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

*** Exercise Your *Right* to Vote ***

LIQUIDMETAL TECHNOLOGIES, INC.

LIQUIDMETAL®

LIQUIDMETAL TECHNOLOGIES, INC.
ATTN: OTIS BUCHANAN
30452 ESPERANZA
RANCHO SANTA MARGARITA, CA 92688

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 27, 2015
Date: April 23, 2015 **Time:** 9:00 AM PDT
Location: Liquidmetal Technologies, Inc.
30452 Esperanza
Rancho Santa Margarita, CA 92688

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M85147-P62046

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice and Proxy Statement   The Company's Annual Report on Form 10-K for the year ended December 31, 2014

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M85148-P62046

Voting Items

The Board of Directors recommends you vote FOR all of the following Nominees for Director:

1. Election of Directors

Nominees:

01)	Thomas Steipp	04)	Ricardo Salas
02)	Scott Gillis	05)	Bob Howard-Anderson
03)	Abdi Mahamedi	06)	Richard Sevcik

The Board of Directors recommends you vote FOR proposals 2, 3, and 4.

3. Advisory approval of the compensation of our named executive officers

M85149-P62046